Exhibit 3.21

ARTICLE OF INCORPORATION

OF

DANIEL, MANN, JOHNSON, & MENDENHALL

I.

The name of this corporation is:

DANIEL, MANN, JOHNSON, & MENDENHALL.

II.

The purposes for which this corporation is formed, the specific business in which the corporation is primarily to engage being set forth in paragraph (1) below, are:

(1)                                 To carry on planning and render architectural services, engineering services, and industrial management in connection with the planning, design, preparation of working drawings, and supervision of construction of commercial buildings, hospitals, apartment house developments„ shopping centers, educational facilities, industrial plants, public works, and other structures and facilities; to engage in the general architectural and/or engineering business; and to carry on work in the missiles, space and general systems fields, including the grouping of equipment in such fields, comprising major systems and sub-systems, the design and development of individual assemblies making up major components, systems and sub-systems the application of technical and managerial skill involving planning, coordinating and concept generating to the development of broad general ideas and specifications suitable for detail hardware design in such fields, and research and development work in the design of systems or components involving objectives that are in excess of that which are currently producible.

(2)                                 To manufacture, buy, sell, assemble, distribute, and otherwise acquire, or to own, hold, use, sell, assign, transfer, exchange, lease, license or otherwise dispose of, and to invest, trade, deal in and with goods, supplies, and all other personal property of every class and description.

(3)                                 To purchase, acquire, own, hold, use, lease either as lessor or lessee, rent, sublet, grant, sell, exchange, subdivide, mortgage, deed in trust, manage, improve, cultivate, develop, maintain, construct, operate, and generally deal in, any and all real estate, improved or unimproved, stores, office buildings, dwelling houses, boarding houses, apartment houses, hotels, business blocks, garages, warehouses, manufacturing plants, and other buildings of any kind or description, and any and all other property of every kind or description, real, personal and mixed, and any interest or right therein, including water and water rights, wheresoever situated, either in California, other states of the United States, the District of Columbia, territories and colonies of the United States and foreign countries.

(4)                                 To enter into, make, perform and carry out • contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, association or corporation, municipality, county, parish, state, territory, government (foreign or domestic) or other municipal or governmental subdivision.

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(5)                                 To become a partner (either general or limited or both) or joint venturer, and to enter into agreements of partnership, or joint venture agreements, with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient ln connection with any of the purposes herein set forth or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business.

(6)                                 To acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities, If any person, firm, association or corporation; and to acquire any property or business as a going concern or otherwise, (a) by purchase of the assets thereof wholly or in part, (b) by acquisition of the shares or any part thereof, or (c) in any other manner; and to pay for the same in cash or in the Shares C7 bonds or other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any manner dispose of the whole or any part of the goodwill, business, rights and property so acquired, and to conduct in any lawful manner the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

(7)                                 To take, purchase, and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease, mortgage, convey in trust, pledge, hypothecate, grant licenses in respect of and otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions,

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improvements and processes, copyrights, trademarks and trade names, and government, state, territorial, county and municipal grants and concessions of every character which this corporation may deem advantageous in the prosecution of its business or in the maintenance, operation, development or extension of its properties.

(8)                                 From time to time to apply for, purchase, acquire by assignment, transfer or otherwise exercise, carry out and enjoy any benefit, right, privilege, prerogative or power conferred by, acquired under or granted by any statute, ordinance, order, license, power, authority, franchise, commission, right or privilege which any government or authority or governmental agency or corporation or other public body may be empowered to enact, make or grant; to pay for, aid in, and contribute toward carrying the same into effect; and to appropriate any of this corporation’s shares, bonds and/or assets to defray the costs, charges and expenses thereof.

(9)                                 To subscribe or cause to be subscribed for, and to take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of, the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, evidences of indebtedness, notes, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporation or corporations, association or associations, first or firms, or person or persons, together with shares, rights, units or interests in or in respect of any trust estate, now or hereafter existing, and whether created by the laws of the State of California or of

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any other state, territory or country; and to operate, manage and control such properties, or any of them, either in the name of such other corporation or corporations or in the name of this corporation, and, while the owner of any of said shares of capital stock, to exercise all of the rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, with power to designate some person or persons for that purpose from time to time, and to the same extent as natural persons might or could do.

(10)                          To promote or to aid in any manner, financially or otherwise, any person, firm, corporation or association of which any shares of stock, bonds, notes, debentures or other securities or evidences of indebtedness are held directly or indirectly by this corporation; and for this purpose to guarantee the contracts, dividends, shares, bonds, debentures, notes and other obligations of such tither persons, firms, corporations or associations; and to do any other acts or things designed to protect, preserve, improve or enhance the value of such shares, bonds, notes, debentures or other securities or evidences of indebtedness.

(11)                          To borrow and lend money, but nothing herein contained shall be construed as authorizing the business of banking, or as including the business purposes of a commercial bank, savings bank or trust company.

(12)                          To issue bonds, notes, debentures or other obligations of this corporation from time to time for any of the objects or purposes of this corporation, aid to secure the same by mortgage, deed of trust, pledge or otherwise or to issue the same unsecured; to purchase or otherwise acquire its own bonds, debentures or other evidences of its indebtedness or obligations; to

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purchase, hold, sell, and transfer the shares of its own capital stock to the extent and in the manner provided by the laws of the State of California as the same are now in force or may be hereafter amended.

(13)                          To conduct and carry on, directly or indirectly, research, development and promotional or experimental activities, and to promote or aid, financially or otherwise, any person, firm or corporation engaged in such activities, or any of them.

(14)                          To carry on any business whatsoever, either as principal, agent, partner or Joint venturer, which this corporation may deem proper or convenient in connection with any of the foregoing purpose or otherwise, or which may be calculated directly or indirectly to promote the interests of this corporation or to enhance the value of its property or business; and to conduct its business in this state, in other states, in the District of Columbia, in the territories and colonies of the United States, and in foreign countries.

(15)                          To have and to exercise all the powers conferred by the laws of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by any reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

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III.

The county in the State of California where the principal office for the transaction of the business of this corporation is to be located is Los Angeles County.

IV.

This corporation is authorized to issue only one claws of shares of stock, to be called “Common Stock.” The total number of shares of Common Stock which this corporation shall have authority to issue is fifty thousand (50,000).  The aggregate par value of all such shares shall be five hundred thousand dollars ($500,000), and the par value of each share shall be ten dollars ($10).

V.

No distinction shall exist between the shares of this corporation or the rights of the respective holders thereof with respect thereto.

VI.

The number of directors of this corporation shall be five (5) and the names and addresses of the persons who are appointed to act as the first directors of this corporation are as follows:

Name	Address

Phillip J. Daniel	3325 Wilshire Boulevard Los Angeles 5, California 90005

Arthur E. Mann	3325 Wilshire Boulevard Los Angeles 5, California 90005

S. Kenneth Johnson	3325 Wilshire Boulevard Los Angeles 5, California 90005

Irvan F. Mendenhall	3325 Wilshire Boulevard Los Angeles 5, California 90005

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Stanley A. Moe	3325 Wilshire Boulevard Los Angeles 5, California 90005

VII.

Each shareholder or subscriber to shares of this corporation shall be entitled to full preemptive or preferential rights, as such rights have been heretofore defined at common law, to purchase and/or subscribe for his proportionate part of any shares which may be issued at any time by this corporation.

VIII.

(1)                                 No amendment of or addition of any provision to or deletion of any provision from these articles of incorporation shall be valid or effective unless adopted as follows:

(a)                                 Before any shares have been issued or subscriptions for shares have been accepted,

(i)                                     By a writing signed by two-thirds of the incorporators of this corporation, or

(ii)                                  By a resolution adopted by not less than two-thirds of the members of the Board a Directors of this corporation.

(b)                                 After any shares of this corporation have been issued or subscriptions for shares have been accepted, the vote or written consent of shareholders holding at least 90 of the voting power of this corporation.

(2)                                 Unless approved by the vote or written consent of the shareholders entitled to exercise not less than 90 of the voting prier of this corporation, none of the following shall be made, done or effected:

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(a)                                 No sale, lease, conveyance, transfer, exchange or other disposition, mortgage, deed of trust, pledge or other hypothecation of all or substantially all of the property and assets of this corporation shall be made.

(b)                                 This corporation shall not merge into or consolidate with any other corporation, nor shall this corporation cause or allow any other corporation to merge into or consolidate with this corporation.

IN WITNESS WHEREOF, for the purposes of forming this corporation under the laws of the State of California, we, the undersigned, constituting the incorporators of this corporation and the persons named herein as the first directors or this corporation, have executed these Articles of Incorporation this 28th day of January 1960.

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STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES

On this 28th day of January, 1960, before me, M. Madelyn Stout, a Notary Public in and for said County and State, personally appeared Phillip J. Daniel, Arthur E. Mann, S. Kenneth Johnson, Irvan F. Mendenhall and Stanley A. Moe, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

s/M. Madelyn Stout
Notary Public in and for
said County and State
M. MADELYN STOUT

My commission expires March 10, 1963

(Notarial Seal)

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CERTIFICATE OF AMENDMENT
ARTICLES OF INCORPORATION
DANIEL, MANN, JOHNSON, & MENDENHALL

The undersigned, Irvan F. Mendenhall and Jack C. Handley, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of DANIEL, MANN, JOHNSON, & MENDENHALL, a California corporation, and further, that:

1.             At a meeting of the Board of Directors of said corporation duly held at 3325 Wilshire Boulevard, Los Angeles 5, California, at 2:00 p.m., on the 21st day of July, 1960, at which meeting there was at all times present and acting, a quorum of said Board, the following resolutions were duly adopted:

“WHEREAS, it is deemed to be in the best interests of this corporation that an additional 10,000 shares of common.  Stock should be authorized and that not to exceed 1,064 of such shares should be issued as hereinafter set forth.

“NOW, THEREFORE, be it resolved, that Article IV of the Articles of Incorporation of this corporation be amended to read in full as follows:

IV

‘This corporation is authorized to issue only one class of shares of stock, to be called “common stock”.  The total number of shares of common stock which this corporation shall have the authority to issue is Sixty Thousand (60,000).  The aggregate par value of all such shares shall be Six Hundred thousand Dollars ($600,000), and the part value of each share shall be Ten Dollars ($10).’

“RESOLVED, FURTHER, that the Board of Directors of this corporation hereby adopts and approves said amendment of its Articles of Incorporation.

“RESOLVED, FURTHER, that the President or an Executive Vice-President and the Secretary or an Assistant Secretary of this corporation be, and they hereby are, authorized and directed to procure the adoption and approval of the foregoing amendment by the votes or written consent of the shareholders of this corporation, and thereafter to sign and verify by their oaths and to file a certificate in the form and manner required by Sections 3672 and 3673 of the California Corporations Code and in general to do any and all things necessary to effect said amendment in accordance with the provisions of the California Corporations Code.

“RESOLVED, FURTHER, that any officer or officers of this corporation be and each of them hereby is authorized and directed to prepare and cause to be prepared, validated and signed on behalf of this corporation, an application to the Commissioner of Corporations of the State of California for a permit authorizing this corporation to issue and sell an aggregate of not to exceed 1,064 shares, of par value of $10 per share to Tevfik K. Kutay, for cash in the amount of Ten Dollars ($10) per share.

“RESOLVED, FURTHER, that upon issuance of the Appropriate permit by the Commissioner of Corporations of the State of California, pursuant to such application, the President or Executive Vice-President and Secretary be, and they hereby are, authorized and directed to sell and issue an aggregate of not to exceed 1,064 shares of common stock of this corporation, par value of Ten Dollars ($10) per share, to the aforenamed Tevfik K. Kutay, for cash in the amount of Ten Dollars ($10) per share.”

2.             The number of shares of said corporation consenting to such amendment of Article IV of the Articles of Incorporation is 50,000.  A copy  of the form of written consent executed by the holders of such shares is attached hereto and marked as Exhibit A.

3.             The total number of shares of said corporation entitled to vote on or consent to adoption of said amendment is 50, 000.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 3rd day of August, 1960.

s/Irvan F. Mendenhall
Irvan F. Mendenhall, President

s/Jack C. Handley
Jack C. Handley, Secretary

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STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES

IRVAN F. MENDENHALL and JACK C. HANDLEY, being first duly sworn, each for himself, deposes and says:

That IRVAN F. MENDENHALL is and was at all times mentioned in the foregoing Certificate of Amendment, the President of DANIEL, MANN, JOHNSON, & MENDENHALL, the California corporation therein mentioned, and JACK C. HANDLEY is and was at all times the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge and the signatures purporting to be the signatures of the President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

s/Irvan F. Mendenhall
Irvan F. Mendenhall

s/Jack C. Handley
Jack C. Handley

Subscribed and sworn to before me
this 3rd day of August, 1960.

s/M. Madelyn Stout
M. Madelyn Stout
Notary Public in and for said
County and State.
My commission expires March 10, 1963.

EXHIBIT A

DANIEL, MANN, JOHNSON, & MENDENHALL
WRITTEN CONSENT OF SHAREHOLDERS
TO AMENDMENT OF
ARTICLES OF INCORPORATION

WHEREAS, the Board of Directors of DANIEL, MANN, JOHNSON, & MENDENHALL, a California corporation, at a meeting duly held on the) 21st day of July, 1960, duly adopted the following resolutions, approving and adopting an amendment of Article IV of the Articles of Incorporation of said corporation, which resolutions were as follows:

“WHEREAS, it is deemed to be in the best interests of this corporation that an additional 10,000 shares of common stock should be authorised and that not to exceed 1,064 of such shares- should be issued as hereinafter set forth.

“NOW, THEREFORE, be it resolved, that Article IV of the Articles of Incorporation of this corporation be amended to read in full as follows:

‘IV

This corporation is authorised to issue only one class of shares of stock, to be called “common stock”.  The total number of shares of common stock which, this corporation shell have authority to issue is Sixty Thousand (60, 000).  The aggregate par value of all such shares shall be Six Hundred Thousand Dollars ($600,000), and the par value of each share shall be Ten Dollars ($10).’

“RESOLVED, FURTHER, that the Board of Directors of this corporation hereby adopts and approves said amendment of its Articles of Incorporation.

“RESOLVED, FURTHER, THAT THE President or an Executive Vice-President and the Secretary or an Assistant Secretary of this corporation be, and they hereby are, authorised and directed to procure the adoption and approval of the foregoing amendment by the votes or written consent of the shareholders of this corporation, and thereafter to sign and verify by their oaths and to file a certificate in the form and manner required by Sections 2672 and 3672 of the California Corporations Code and in general to do any and all things necessary to effect said                in accordance with the provisions of the California Corporations code.

“RESOLVED, FURTHER, that any officer or officers of this corporation be, and each of them hereby is, authorized and directed to prepare and cause to be prepared, validated and signed on behalf of this corporation, an application to the Commissioner of Corporations of the State of California for a permit authorizing this corporation to issue and sell an aggregate of not to exceed

1,064 shares, of par value of $10 per share to Tevfik K. Kutay, for cash in the amount of Ten Dollars ($10) per share.

“RESOLVED, FURTHER, that upon issuance of the appropriate permit by the Commissioner of Corporations of the State of California, pursuant to such application, the President or Executive Vice-President and Secretary be, and they hereby are, authorized and directed to sell and issue an aggregate of not to exceed 1,064 shares of common stock of this corporation, par value of Ten Dollars ($10) per share, to the afore-named Tevfik K. Kutay, for cash in the amount of Ten Dollars ($10) per share.”

NOW, THEREFORE, the undersigned registered owners and holders of all outstanding shares of stock of Daniel, Mann, Johnson, & Mendenhall do hereby, in writing with respect to all said shares owned and held by them consent to and approve said resolutions, and do hereby consent to, approve and adopt said amendment to the Articles of Incorporation of said corporation, so that Article IV shall read in full as amended and met forth in said resolutions of the Board of Directors of said corporation.

IN WITNESS WHEREOF, the undersigned have hereunto signed their names this 3rd day of August, 1960

Name	No. of Shares

s/Phillip J. Daniel
Phillip J. Daniel	10,638

s/Arthur E. Mann
Arthur E. Mann	10,638

s/S. Kenneth Johnson
S. Kenneth Johnson	10,638

s/Irvan F. Mendenhall
Irvan F. Mendenhall	10,638

s/Stanley A. Moe
Stanley A. Moe	7,448

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
DANIEL, MANN, JOHNSON, & MENDENHALL

The undersigned, Irvan F. Mendenhall and Jack C. Handley, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting       President and                 Secretary, of Daniel, Mann, Johnson, & Mendenhall, a California corporation, and further that:

ONE: At a meeting of the Board of Directors of said corporation, duly held at 3325 Wilshire Boulevard, Los Angeles 5, California, on the 22nd day of November, 1960, at which meeting there wall at all times present and acting a quorum of the members of said Board, the following resolutions were duly adopted:

“WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that Article IV of its Articles of Incorporation, as amended, be amended to read as hereinafter set forth:

“NOW, THEREFORE, BE IT RESOLVED that Article IV of the Articles of Incorporation, as amended, of this corporation be amended to read its full as follows:

“IV:  This corporation is authorized to issue only one class of shares of stock, to be called “Common Stock”; the total number of shares of Common Stock which this corporation shall have authority to issue shall be Ninety-six Thousand (96,000); and all such shares of Common Stock are to be without par value.

“Upon the filing in the office of the Secretary of State of the State of California at the Certificate of Amendment by which this Article IV is amended to read as herein set forth, each issued and outstanding share of stock of this corporation, par value $10, shall thereby be changed into and shall become one (1) share of Common Stock, without par value.”

“RESOLVED FURTHER, that the Board of Directors of this corporation hereby adopts and approves said amendment of its Articles of Incorporation.”

TWO:  The number of shares of said corporation consenting in writing to such amendment at its Articles of Incorporation is 42,552.  A copy at the form of written consent executed by the holders of such sharer is attached hereto marked “Exhibit A.”

THREE:  The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 50,000.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 22nd day of November, 1960.

s/Irvan F. Mendenhall
President

s/Jack C. Handley
Secretary

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STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES

Irvan F. Mendenhall and Jack C. Handley, being first duly sworn, each for himself, deposes and says:

That Irvan F. Mendenhall is and was at all times mentioned in the foregoing Certificate of Amendment, the President of Daniel, Mann, Johnson, & Mendenhall, the California corporation therein mentioned, and Jack C. Handley is and was at all times the                   Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said         President and               Secretary thereto are the genuine signatures of said          President and                    Secretary, respectively.

s/Irvan F. Mendenhall

s/Jack C. Handley

Subscribed and sworn to before me
this 23rd day of November, 1960.

s/M. Madelyn Stout
Notary Public in and for said
County and State.

My commission expires March 10, 1963.

(SEAL)

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DANIEL, MANN, JOHNSON, & MENDHALL

Written Consent of Shareholders to Amendment
of Articles of Incorporation

WHEREAS, at a meeting of the Board of Directors of Daniel, Mann, Johnson, & Mendenhall, a California corporation, duly held at the principal office for the transaction of business of said Company at 3325 Wilshire Boulevard, Los Angeles 5, California, on November 22, 1960, at which meeting a quorum of the members of said Board was at all times present and acting, an amendment of the Articles of Incorporation, as amended, of said Company was adopted and approved by resolution of said Board amending Article IV of said Articles of Incorporation, as amended, to read as follows:

“IV:  This corporation is authorized to issue only one class of shares of stock, to be called “Common Stock”; the total number of shares of Common Stock which this corporation shall have authority to issue shall be Ninety-six Thousand (96,0000); and all such shares of Common Stock are to be without par value.

“Upon the filing in the office of the Secretary of State of the State of California of the Certificate of Amendment by which this Article IV is amended to read as herein set forth, each issued and outstanding share of stock of this corporation, par value $10, shall thereby be changed into and shall become one (1) share of Common Stock, without par value.”

NOW, THEREFORE, each of the undersigned registered owners and holders of shares of Common Stock of Daniel, Mann, Johnson, & Mendenhall does hereby in writing, with respect to all shares owned and held by him, adopt, approve and consent to the foregoing amendment of said Articles of Incorporation, as amended, and does hereby consent that Article IV of said Articles of Incorporation, as amended, be amended to read as herein set forth.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name and indicated the number of shares owned by him on this 22nd day of November, 1960.

Name	Number of Shares

10,638

10,638

10,638

10,638

EXHIBIT A

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION

OF

DANIEL, MANN, JOHNSON, & MENDENHALL

The undersigned, Irvan F. Mendenhall and L. K. Madsen, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of DANIEL, MANN, JOHNSON, & MENDENHALL, a California corporation, and further that:

ONE:  At a meeting of the Board of Directors of said corporation, duly held at the principal office for the transaction of business of said corporation at 3325 Wilshire Boulevard, Los Angeles, California, on the 20th day of June, 1963, at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolutions were duly adopted:

“WHEREAS, it is deemed by this Board of Directors to be advisable and in the best interests of this corporation and its shareholders that Article VII of the Articles of Incorporation of this corporation be deleted and stricken in its entirety from said Articles of Incorporation, and that Article VIII of said Articles of Incorporation be amended to read in full as set forth below:

“NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of this corporation be amended by striking therefrom Article VII in its entirety.

“RESOLVED FURTHER, that Article VIII of the Articles of Incorporation of the corporation be renumbered Article VII and be amended to read in full as follows:

“VII.

‘(1)                             With the exception of the original directors, no director of this corporation shall be deemed to have duly qualified as such unless he shall be the holder of record of one or more of the shares of this corporation entitled to voting power.  When any director of this corporation shall cease to hold of record one or more such shares, his office as director shall be deemed to be vacant.

‘(2)                             No amendment of or addition of any provision to or deletion of any provision from these articles of incorporation shall be valid or effective unless approved by the vote or written consent of shareholders holding at least 66-2/16 of the voting power of this corporation.

‘(3)                             Unless approved by the vote or written consent of the shareholders entitled t) exercise not less than 66-2/3% of the voting power of this corporation, none of the following shall be made, done or effected:

‘(a)                             No sale, lease, conveyance, transfer, exchange or other disposition, mortgage, deed of trust, pledge or other hypothecation of all or substantially all of the property and assets of this corporation shall be made.

‘(b)                             This corporation shall not merge into or consolidate with any other corporation, nor shall this corporation, cause or allow any other corporation to merge into or consolidate with this corporation.’

“RESOLVED FURTHER, that this Board of Directors hereby adopts and approves said amendments of said Articles of Incorporation.”

TWO:  The number of shares of said corporation consenting to such amendments of its Articles of Incorporation is 83,126, all of which are common shares.  A copy of the form of written consent executed by the holders of such shares is attached hereto marked Exhibit A.

THREE:  The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendments is 90,574, all of which are common shares.

IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 30th day of July, 1963.

s/Irvan F. Mendenhall
President of Daniel, Mann, Johnson & Mendenhall

(Corporate Seal)

s/L. K. Madsen
Secretary of Daniel, Mann, Johnson & Mendenhall

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STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES

Irvan F. Mendenhall and L. K. Madsen, being first duly sworn, each for himself, deposes and says:

That Irvan F. Mendenhall is, and was at all times mentioned in the foregoing certificate of amendment, the President of DANIEL, MANN, JOHNSON, & MENDENHALL, the California corporation therein mentioned, and L. K. Madsen is, and was at all times the Secretary of said corporation; that each has read said certificate and that the matters set forth therein are true of his own knowledge and the signatures purporting to be the signatures of the President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

s/Irvan F. Mendenhall
Irvan F. Mendenhall

s/L. K. Madsen
L. K. Madsen

Subscribed and sworn to before me
this 5th day of August, 1963.

s/Mary Markos
Notary Public in and for said
County and State.

My commission expires 5-27-66.

(Notarial Seal)

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WRITTEN CONSENT OF SHAREHOLDERS TO AMENDMENT
OF ARTICLES OF INCORPORATION OF DANIEL, MANN,

JOHNSON & MENDENHALL

WHEREAS, at a meeting of the Board of Directors of Daniel, Mann, Johnson & Mendenhall, a California corporation, duly held at the principal office for the transaction of business of said corporation at 3325 Wilshire Boulevard, Los Angeles, California, on June 23, 1963, at which meeting a quorum of the members of said Board was at all times present and acting, an amendment of the Article of Incorporation of said corporation was adopted and approved by resolutions of said Board striking from said Article of Incorporation, Article VII thereof in its entirety, and renumbering Article VIII as Article VII, and amending said Article to read in full as set forth below.

NOW, THEREFORE, each of the undersigned holders of shares of common stock of Daniel, Mann, Johnson & Mendenhall does, as to all shares of common stock of said corporation held by him or it of record on the date of signing this consent, hereby in writing, approves, adopts, and consents to said amendment of the Articles of Incorporation and does hereby consent that Article VII be stricken from said Articles of Incorporation and that Article VIII be renumbered Article VII and be amended to read in full as set forth below.

EXHIBIT A

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his or its name and the date of signing.

Name of Stockholder	Date	Number of Shares

Phillip J. Daniel	, 1963

Arthur E. Mann	, 1963

S. Kenneth Johnson	, 1963

Irvan F. Mendenhall	, 1963

Stanley A. Moe	, 1963

Tevfik K. Kutay	, 1963

Daniel, Mann, Johnson & Mendenhall de Venezuela, a Venezuelan corporation	, 1963

By:	, 1963
President

By:
Secretary

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Text of Proposed, Amended and Renumbered
Article VII of Articles of Incorporation
of Daniel, Mann, Johnson & Mendenhall.

“(1)                           With the exception of the original directors, no director of this corporation shall be deemed to have duly qualified as such unless he shall be the holder of record of one or more of the shares of this corporation entitled to voting power.  When any director of this corporation shall cease to hold of record one or more such shares, his office as director shall be deemed to be vacant.

“(2)                           No amendment of or addition of any provision to or deletion of any provision to or deletion of any provision from these articles of incorporation shall be valid or effective unless approved by the vote or written consent of shareholders holding at least 66-2/3% of the voting power of this corporation.

“(3)                           Unless approved by the vote or written consent of the shareholders entitled to exercise not less than 66-2/3% of the voting power of this corporation, none of the following shall be made, done or affected:

“(a)                           No sale, lease, conveyance, transfer, exchange or other disposition, mortgage, deed of trust, pledge or other hypothecation of all or substantially all of the property and assets of this corporation shall be made.

“(b)                           This corporation shall not merge into or consolidate with any other corporation, nor shall this corporation cause or allow any other corporation to merge into or consolidate with this corporation.”

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DANIEL, MANN, JOHNSON, & MENDENHALL

Certificate of Amendment of
Articles of Incorporation

The undersigned, Irvan F. Mendenhall and C. L. Carlson, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting President and Secretary of Daniel, Mann, Johnson, & Mendenhall, a California corporation, and further that;

1.                                      At a special meeting of the Board of Directors of said corporation duly held at 3325 Wilshire Boulevard, Los Angeles, California, on March 27, 1967, the following resolution was adopted:

RESOLVED, that ARTICLE IV of the Articles of Incorporation of this corporation be amended to read in full as follows:

“IV.                         This corporation is authorized to issue only one class of shares of stock to be called ‘Common Stock’; the total number of shares of Common Stock which this corporation shall have authority to issue shall be One Hundred Twenty Thousand (120,000); and all such shares of Common Stock are to be without par value.”

2.                                      The shareholders adopted said amendment by written consent.  The wording of the amendment as set forth in the shareholders’ written consent is the same as that set forth in the directors’ resolution in paragraph 1 of this Certificate.

3.                                      The number of shares entitled to consent to said amendment is 90,574 and the number of shares represented by written consents to said amendment is 90,574 and the number of shares represented by written consents to said amendment is 60,545.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 18th day of April, 1967.

/s Irvan F. Mendenhall

President

/s C. L. Carlson

Secretary

The undersigned, Irvan F. Mendenhall, President, and C. L. Carlson, Secretary, of Daniel, Mann, Johnson, & Mendenhall, each certifies under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct.

Executed at Loa Angeles, California, on April 18, 1967.

/s Irvan F. Mendenhall

/s C. L. Carlson

2

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
DANIEL, MANN, JOHNSON, & MENDENHALL

IRVAN F. MENDENHALL and CHARLES L. CARLSON certify:

1.                                      That they are the President and the Secretary, respectively, of DANIEL, MANN, JOHNSON, & MENDENHALL, a California corporation.

2.                                      That at a meeting of the Board of Directors of the corporation, duly held at Los Angeles, California, on October 27, 1970, the following resolution war adopted:

WHEREAS, it is deemed by this Board of Directors to be advisable and in the best interests of this corporation and its shareholders that the number of shares authorized for issuance be increased;

NOW, THEREFORE, BE IT RESOLVED, that Article IV of the Articles of Incorporation of this corporation be amended to read in full as follows:

“IV.

This corporation is authorized to issue only one class of shares of stock to be called ‘Common Stock’; the total number of shares or Common Stock, which this corporation shall have authority to issue shall be One Hundred Forty Thousand (140,000); and all such shares of Common Stock are to be without par value.”

3.                                      That the shareholders have adopted and approved said amendment by written consent; and that the wording of the amended article, as set forth in the shareholder:’ written consent, is the same as that set forth in the directors’ resolution in Paragraph 2 above.

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4.                                      That the number of shares entitled to consent to said amendment is 55,359 and that the number of shares represented by written consents to said amendment is 81,784.

/s Irvan F. Mendenhall
Irvan F. Mendenhall, President

/s Charles L. Carlson
Charles L. Carlson, Secretary

Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are of his own knowledge true and correct.

EXECUTED at Los Angeles, California on October 28, 1970.

/s Irvan F. Mendenhall
Irvan F. Mendenhall, President

/s Charles L. Carlson
Charles L. Carlson, Secretary

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CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

DANIEL, MANN, JOHNSON & MENDENHALL

IRVAN F. MENDENHALL and CHARLES L. CARLSON certify:

1.                                      That they are the President and the Secretary-Treasurer, respectively, of DANIEL, MANN, JOHNSON & MENDENHALL.

2.                                      That at a meeting of the board of Directors of said corporation, duly held at the City of Los Angeles, State of California, on May 26, 1970, the directors adopted a resolution amending the Articles of Incorporation of said corporation as follows:

RESOLVED, that Article VI of the Articles of Incorporation is hereby amended to read in full as follows:

“VI

“(a)                           The number of Directors of the corporation shall be not less than eight (8) nor more than eleven (11), the exact number of which shall be fixed by a Bylaw or amendment thereof, duly adopted by the shareholders or by the Board of Directors of the corporation.

“(b)                           The names and addresses of the persons appointed to act as the first Directors are:

Name	Address

Phillip J. Daniel	3325 Wilshire Boulevard Los Angeles 5, California 90005

Arthur E. Mann	3325 Wilshire Boulevard Los Angeles 5, California 90005

S. Kenneth Johnson	3325 Wilshire Boulevard Los Angeles 5, California 90005

Irvan F. Mendenhall	3325 Wilshire Boulevard Los Angeles 5, California 90005

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Stanley A. Moe	3325 Wilshire Boulevard Los Angeles 5, California 90005

3.                                      That the shareholders of said corporation have adopted said amendment by resolution at a meeting held at Los Angeles, California on June 18, 1970.  That the wording of the amended Article VI, as set forth in the shareholders’ resolution, is the same as that set forth in the Directors’ resolution in Paragraph 2 above.

4.                                      That the number of shares which voted affirmatively for the adoption of said resolution is 93,349 and that the total number of shares entitled to vote on or consent to said amendment is 95,359.

/s Irvan F. Mendenhall
Irvan F. Mendenhall
President

/s Charles L. Carlson
Charles L. Carlson
Secretary-Treasurer

Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

Executed at Los Angeles, California, on April 15, 1971.

/s Irvan F. Mendenhall
Irvan F. Mendenhall

/s Charles L. Carlson
Charles L. Carlson

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DANIEL, MANN, JOHNSON

Certificate of Amendment

of

Articles of Incorporation

ALBERT A. DORMAN and C. L. CARLSON certify:

1.                                      That they are the Executive Vice President and Secretary, respectively, of DANIEL, MANN, JOHNSON & MENDENHALL, a California corporation.

2.                                      That at a meeting of the Board of Directors of said corporation held at Los Angeles, California, on May 16, 1973, the following resolutions were adopted:

“RESOLVED, that the Articles of Incorporation of DANIEL, MANN, JOHNSON & MENDENHALL, a California corporation, shall be and the same hereby are amended to read as herein set forth in full:

“I

The name of this corporation is:

DANIEL, MANN, JOHNSON & MENDENHALL.

II.

The purpose for which this corporation is formed, the specific business in which the corporation is primarily to engage being set forth in paragraph (1) below, are:

(1)                                 To carry on planning and render architectural services, engineering services, and industrial management in connection with the planning, design, preparation of working drawings, and supervision of construction of commercial buildings, hospitals, apartment house developments, shopping centers, educational facilities, industrial plants, public works, and other structures and facilities; to engage in the general architectural and/or engineering business; and to carry on work in the missiles, space and general systems fields, including the grouping of equipment in such fields, comprising major systems and sub-systems, the design and development of individual assemblies making up major components, systems and sub-systems, the application of technical and managerial skill involving planning, coordinating and concept generating to the development of broad general ideas and specifications suitable for detail hardware design in such fields, and research and development work in the design of systems or components involving objectives that are in excess of that which are currently producible.

(2)                                 To manufacture, buy, sell, assemble, distribute, and otherwise acquire, or to own, hold, use, sell, assign, transfer, exchange, lease, license or otherwise dispose of, and to invest, trade, deal in and with goods, supplies, and all other personal property of every class and description.

(3)                                 To purchase, acquire, own, hold, use, lease either as lessor or lessee, rent, sublet, grant, sell, exchange, subdivide, mortgage, deed in trust, manage, improve, cultivate, develop, maintain, construct, operate, and generally deal in, any and all real estate, improved or unimproved, stores, office buildings, dwelling houses, boarding houses, apartment houses, hotels, business blocks, garages, warehouses, manufacturing plants, and other buildings of any kind or description, real, personal and mixed, and any interest or right therein, including

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water and water rights, wheresoever situated, either in California, other states of the United States, the District of Columbia, territories and colonies of the United States and foreign countries.

(4)                                 To enter into, make, perform and carry out contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, association c.lr corporation, municipality, county, parish, state, territory, government (foreign or domestic) or other municipal or governmental subdivision.

(5)                                 To become a partner (either general or limited or both) or joint venturer, and to enter into agreements of partnership, or joint venture agreements, with one or more other persons or corporations, for the purpose of carrying any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business.

(6)                                 to acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities, of any person, firm, association or corporation; and to acquire any property or business as a going concern or otherwise, (a) by purchase of the assets thereof wholly or in part, (b) by acquisition of the shares or any part thereof, or (c) in any other manner; and to pay for the same in cash or in the shares or bonds or other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in

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any manner dispose of the whole or any part of the goodwill, business, rights and property so acquired, and to conduct in any lawful manner the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

(7)                                 To take, purchase, and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease, mortgage, convey in trust, pledge, hypothecate, grant licenses in respect of and otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, and government, state, territorial, county and municipal grants and concessions of every character which this corporation may deem advantageous in the prosecution of its business or in the maintenance, operation, development or extension of its properties.

(8)                                 From time to time to apply for, purchase, acquire by assignment, transfer or otherwise exercise, carry out and enjoy any benefit, right, privilege, prerogative or power conferred by, acquired under or granted by any statute, ordinance, order, license, power, authority, franchise, commission, right or privilege which any government or authority or governmental agency or corporation or other public body may be empowered to enact, make or grant; to pay for, aid in, and contribute toward carrying the same into effect; and to appropriate any of this corporation’s shares, bonds and/or assets to defray the costs, charges and expenses thereof.

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(9)                                 To subscribe or cause to be subscribed for, and to take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of, the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, evidences of indebtedness, notes, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporation or corporations, association or associations, firm or firms, or person or persons, together with shares, rights, units or interests in or in respect of any trust estate, now or hereafter existing, and whether created by the laws of the State of California or of any other state, territory or country; and to operate, manage and control such properties, or any of them, either in the name of such other corporation or corporations or in the name of this corporation, and, while the owner of any of said shares of capital stock, to exercise all of the rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, with power to designate some person or persons for that purpose from time to time, and to the same extent as natural persons might or could do.

(10)                          To promote or to aid in any manner, financially or otherwise, any person, firm, corporation or association of which any shares of stock, bonds, notes, debentures or other securities or evidences of indebtedness are held directly or indirectly by this corporation; and for this purpose to guarantee the contracts, dividends, shares, bonds, debentures, notes and other obligations of such other persons, firms, corporations or associations; and to do any other acts or things

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designed to protect, preserve, improve or enhance the value of such shares, bonds, notes, debentures or other securities or evidences of indebtedness.

(11)                          To borrow and lend money, but nothing herein contained shall be construed as authorizing the business of banking, or as including the business purposes of a commercial bank, savings bank or trust company.

(12)                          To issue bonds, notes, debentures or other obligations of this corporation from time to time for any of the objects or purposes of this corporation, and to secure the same by mortgage, deed of trust, pledge or otherwise or to issue the same unsecured; to purchase or otherwise acquire its own bonds, debentures or other evidences of its indebtedness or obligations; to purchase, hold, sell, and transfer the shares of its own capital stock to the extent and in the manner provided by the laws of the State of California as the same are now in force or may be hereafter amended.

(13)                          To conduct and carry on, directly or indirectly, research, development and promotional or experimental activities, and to promote or aid, financially or otherwise, any person, firm or corporation engaged in such activities, or any of them.

(14)                          To carry on any business whatsoever, either as principal, agent, partner or joint venturer, which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interests of this corporation or to enhance the value of its property or business; and to conduct its business in this

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state, in other states, in the District of Columbia, in the territories and colonies of the United States, and in foreign countries.

(15)                          To have and to exercise all the powers conferred by the laws of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by any reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

III

The county in the State of California where the principal office for the transaction of the business of this corporation is to be located is Los Angeles County.

IV

This corporation is authorized to issue only one class of shares, designated as ‘Common’; the total number of such shares is one million (1,000,000); and all such shares are to be without par value.  On the effective date of this amendment, each such share of common stock outstanding before the amendment is split and converted into five (5) shares of common stock without par value.

V

No distinction ;hall exist between the shares of this corporation or the rights of the respective holders thereof with respect thereto.

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VI

(a)                                 The number of Directors of the corporation shall be not less than eight (8) nor more than eleven (11), the exact number of which shall be fixed by a Bylaw or amendment thereof, duly adopted by faze shareholders or by the Board of Directors of the corporation.

(b)                                 The names and addresses of the persons appointed to act as the first Directors are:

Name	Address

Phillip J. Daniel	3325 Wilshire Boulevard Los Angeles 5, California 90005

Arthur E. Mann	3325 Wilshire Boulevard Los Angeles 5, California 90005

S. Kenneth Johnson	3325 Wilshire Boulevard Los Angeles 5, California 90005

Irvan F. Mendenhall	3325 Wilshire Boulevard Los Angeles 5, California 90005

Stanley A. Moe	3325 Wilshire Boulevard Los Angeles 5, California 90005

3.                                      That the shareholders have adopted said amendment by written consent thereto, and that the wording of the amended Articles of Incorporation, as set forth in the shareholders’ written consent, is the same as that set forth in the directors’ resolution in Paragraph 2 above.

4.                                      That the number of shares represented by such written consent is 67,378, and that the total number of shares entitled to vote on or consent to the amendment is 97,005.

/s Albert A. Dorman
ALBERT A. DORMAN

/s C. L. Carlson
C. L. CARLSON

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Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.  Executed at Los Angeles, California, on June 5, 1973.

/s Albert A. Dorman
ALBERT A. DORMAN

/s C. L. Carlson

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MERGER AGREEMENT

THIS MERGER AGREEMENT is made and entered into as of the 27th day of March, 1984 by and between DANIEL, MANN, JOHNSON, & MENDENHALL, a California corporation (hereinafter called “DMJM”), and ATI PURCO, INC., a California corporation (hereinafter called “PURCO”).

RECITALS

A.            DMJM is authorized to issue One Million (1,000,000) shares of common stock, no par value, of which there are outstanding as of the date hereof 361,403 shares.

B.            PURCO is authorized to issue 25,000 shares of common stock, no par value, of which there are outstanding on the date hereof 1,000 shares, All of which are owned of record and beneficially by ASHLAND TECHNOLOGY, INC., a Delaware corporation (“ATI”).

C.            ATI, PURCO and DMJM have entered into an Agreement and Plan of Reorganization dated as of March 27, 1984 (the “Reorganization Agreement”) wherein the parties thereto have agreed that PURCO shall be merged with and into DMJM pursuant to this Merger Agreement.

D.            PURCO and DMJM are hereinafter sometimes referred to as the “Constituent Corporations.”

E.            Prior to the effective date of the merger contemplated herein and pursuant to the Reorganization Agreement, ATI will transfer and deliver to PURCO an aggregate of Thirty-Six Million One Hundred Sixty-Six Thousand Dollars ($36,166,000) in cash and principal amount of its Notes in the form of the Note attached hereto as Exhibit A (the “Notes”), in the proportions of cash and Notes required to carry out the provisions of Article FOURTH hereof, in consideration of the issuance by PURCO of 1,000 shares of its common stock, no par value, to ATI, so that, prior to the effective date of the merger, PURCO will be a wholly-owned subsidiary of ATI and will have and own sufficient cash and Notes in order to consummate the merger contemplated hereby.

F.             The Notes will be guaranteed by Ashland Oil, Inc. a Kentucky corporation (“AOI”) pursuant to a Guaranty in the form of the Guaranty attached hereto as Exhibit 9 the “Guaranty Agreement”).

G.            ATI, PURCO and AOI intend to apply to the Commissioner of Corporations of the State of California for permits authorizing the issuance of the Notes and the Guaranty under the Guaranty Agreement, and to request a hearing pursuant to the provisions of Section 25142 of the California Corporations Code.

H.            The parties have filed an FTC Form C4 with the United States Federal Trade Commission in order to start the waiting period under Section 7A of the Clayton Act, 15 U.S.C. § 18a, running.

AGREEMENT

PURCO shall be merged with and into DMJM which shall be the Surviving Corporation and which is hereinafter sometimes referred to as the “Surviving Corporation” and PURCO shall be the disappearing corporation and is hereinafter sometimes referred to as the “Disappearing Corporation.”

FIRST:  So much of Article VI of the Articles of Incorporation of the Surviving Corporation as reads as follows:

“(a)         The number of Directors of the corporation shall not be less than eight (8) nor more than eleven al), the exact number of which shall be fixed by a Bylaw or amendment thereof, duly adopted by the shareholders or by the Board of Directors of the corporation.”

shall, as of the effective date of the merger, be amended to read as follows:

“(a)         The number of Directors of the corporation shall be four.”

Except as hereby amended, the Articles of Incorporation of the Surviving Corporation, as in effect on the effective date of the merger, shall continue in full force and effect until amended as provided therein or by law.

SECOND:  The Bylaws of the Surviving Corporation shall, as of the effective date of the merger, be amended (i) by deleting Article VI thereof in its entirety and by appropriately renumbering all following Articles and Sections, (ii) by amending Article III, to delete Section 3.02 and to renumber the following sections; and (iii) by amending former Section 3.03 of Article III to delete the word and figures “fifteen (15)” and to add in lieu thereof the word and figures “four (4)”.  Except as hereby amended, the Bylaws of the Surviving Corporation, as in effect on the effective date of the merger, shall continue in full force and effect until changed, amended or repealed as provided therein or by law.

THIRD:  The names of the persons who shall be directors of the Surviving Corporation on the effective date of the merger (each of whom shall hold office until the next annual meeting of shareholders of the Surviving Corporation and until his successor is elected, either at an annual or special meeting of shareholders) are as follows:

Albert A. Dorman

James P. Kressler

J. Hugh Murphy

Edwin T. Veith

FOURTH:  The mode of carrying the merger into effect and the manner of converting the shares of each of the constituent corporations into shares or other securities of the Surviving Corporation and the cash and securities other than securities of the Surviving Corporation which the holders of such shares are to receive in exchange for such shares shall, subject to the rights of dissenting shareholders under applicable provisions of the General Corporation Law of the State of California, be as follows:

(a)           Except as provided in subparagraph (b) ne following, each of the shares of capital stock, no par value per share, of DMJM which shall have been issued and outstanding at the effective date of the merger, and all rights in respect thereof, shall, on the effective date of the merger, be converted into, and the holders thereof shall receive for each such share seventy-five percent (75%) of the “Shareholder Amount” (defined in subparagraph (f) below) in the form of a like principal amount of Notes and twenty-five percent (25%) of the Shareholder Amount in cash, in the form of a bank cashier’s check payable in San Francisco Clearing House funds.

(b)           Each of the shares of capital stock, no par slue per share, of DMJM which shall have been issued and outstanding at the effective date of the merger, and all rights in respect thereof, which is owned of record by a person residing in a country other than the Unites States shall on the effective date of the merger be converted into, and such holders thereof shall receive for each such share, one hundred percent (100%) of the Shareholder Amount in cash, in the form of a bank cashier’s check payable in San Francisco Clearing House funds.

(c)           Each of the 1,000 shares of common stock, no par value, of PURCO which shall be issued and outstanding at the effective date of the merger, and all rights in respect thereof, shall, at the effective date of the merger, be converted into 1,000 shares of common stock, no par value per share, of the Surviving Corporation.

(d)           After the effective date of the merger and until surrendered for new certificates representing shares of DMJM common stock, the outstanding certificates representing common stock of PURCO to be converted into shares of such DMJM common stock may be treated for all corporate purposes as evidencing the number of full shares of such DMJM common stock to which the respective holders thereof shall be entitled upon surrender of such certificates following the effective date of the merger.

(e)           After the effective date of the merger the outstanding certificates representing shares of common stock of DMJM shall be deemed cancelled as shares of common stock of the Surviving Corporation and shall represent only the right to cash and Notes as set forth in Paragraph (a) of this Article FOURTH.

(f)            The term “Shareholder Amount” shall mean an amount equal to the result obtained by dividing 36,166,000 by the number of shares of capital stock, no par value per share, of DMJM which are issued and outstanding on the effective date of the merger.

FIFTH:

(a)           At the effective date of the merger the shares of DMJM Stock into which the shares of capital stock of PURCO shall have been converted pursuant to the provisions of Paragraph (b) of Article FOURTH of this Merger Agreement shall be deemed to have been issued and to be outstanding shares of DMJM common stock and to be fully paid and nonassessable.

(b)           At the effective date of the merger, the assets and liabilities of the Constituent Corporations shall be taken up or continued, as the case may be, on the books of the Surviving Corporation at the amounts at which they, respectively, shall be carried at the effective date of the merger on the books of the respective Constituent Corporations, except to the extent that the Board of Directors of the Surviving Corporation may otherwise determine in accordance with generally accepted accounting principles.

SIXTH:  As soon as practicable after the Effective Date:

(a)           Each holder of a certificate or certificates representing shares of DMJM Stock issued and outstanding at the Effective Date shall surrender such certificate or certificates, duly endorsed as ATI may require, to Hank of America NT&SA, the exchange agent selected by ATI for such purpose, or if there is no such agent, to the Surviving Corporation, and shall receive in exchange therefor (i) a Note or Notes representing the principal dollar amount into which the DMJM Stock theretofore represented by the certificate or certificates so surrendered shall have been converted as provided in Article FOURTH and (ii) the appropriate amount in cash, computed as provided in Article FOURTH.

(b)           Unless and until any such outstanding certificate representing shares of DMJM Stock shall be act surrendered, no principal or interest payable to holders of the Notes as of any time subsequent to the Effective Date shall be paid to the holder of any such outstanding certificate, but upon such surrender of any such outstanding certificate there shall be paid to the holder of the Notes issued in exchange therefor the amount of payments which theretofore became payable with respect to the Notes represented by the certificate or certificates so issued in exchange.

(c)           If any holder of DMJM Stock shall have filed with DMJM a written demand for the appraisal of his shares of DMJM Stock as provided in California Corporations Code Section 1301, such person shall not be entitled to surrender his certificate or certificates representing such shares or to receive in exchange therefor cash and Notes.  DMJM shall give ATI prompt notice of any such demand received by DMJM (any stockholder making such a demand being hereinafter called a “Dissenting Stockholder”), and ATI shall have the right to participate in all negotiations and proceedings with respect to such demand.  DMJM agrees that it will not, except with the prior written consent of ATI, make any payment with respect to, or settle or offer to settle, any such demand for payment.

Each Dissenting Stockholder who become entitled, pursuant to the provisions of California Corporations Code §§1300-1312, to payment of the value of his shares shall receive payment therefor from the Surviving Corporation (but only after the value thereof shall have been agreed upon or finally determined pursuant to such provisions).  In the event that any Dissenting Stockholder shall have failed to perfect, or shall have effectively lost, his right to appraisal of and payment for his shares, ATI shall issue and deliver, upon surrender by such

Dissenting Stockholder of his certificate or certificates representing shares of DMJM Stock, the Notes and cash to which Dissenting Stockholder is entitled hereunder.

SEVENTH:  At the effective date of the merger, the separate existence of PURCO shall cease and the Surviving Corporation shall succeed without other transfer to all the rights and property of PURCO and shall be subject to all the debts and liabilities of each in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of PURCO shall be preserved unimpaired, limited, in the case of a lien, to the property affected by such liens immediately prior to the effective date of the merger.  Any action or proceeding pending by or against PURCO may be prosecuted to judgment, which shall bind the Surviving Corporation, or the Surviving Corporation may be proceeded against or substituted in its place.

EIGHTH:  At any time prior to the effective date of the merger, this Merger Agreement may be abandoned by mutual agreement of the Constituent Corporations.  This Agreement may also be abandoned within such time by PURCO pursuant to the provisions of Article V of the Reorganization Agreement, by DMJM pursuant to the provisions of Article VI of the Reorganization Agreement, and by PURCO if there are dissenting shareholders of DMJM holding dissenting shares of DMJM in excess of ten percent (10%) of the issued and outstanding shares of DMJM on the date for determination of shareholders entitled to vote on this merger under Chapter 13 of Division 1 of the California General Corporation Law (the “GCL”).  The terms “dissenting shareholders” and “dissenting shares” shall have the meanings set forth in Chapter 13 of Division 1 of the GCL.  In the event of such abandonment of this Merger Agreement, such Merger Agreement shall become wholly void and of no force or effect whatsoever, and there shall be no liability on the part of any party hereto or their respective officers, agents, directors or shareholders.

NINTH:  The merger shall not become effective unless, prior to the effective date, the permits referred to in Recital G hereof shall have been issued in conformity with the application therefor submitted by ATI, PURCO and AOI.

TENTH:  The “effective date of the merger” shall be (and such phrase as used herein shall mean) the time at which the Merger Agreement and certificates of the Constituent Corporations shall be endorsed as filed by the Secretary of State of the State of California in accordance with the applicable provisions of the General Corporation Law of the State of California, which date shall be May 1, 1984, unless otherwise agreed in writing.  If the effective date of the merger is not on or before May 31, 1984, then unless otherwise agreed, this Agreement shall terminate.  Any such termination which occurs through no fault of the other party shall be without liability to either of the parties hereto.

ELEVENTH:  This Merger Agreement is made subject to and shall be wholly void without the consent of the shareholders of the Constituent Corporations as provided by law.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Merger Agreement to be executed as of the date first written above.

ATI PURCO, INC.

By:
President

By:
Secretary

DANIEL, MANN, JOHNSON & MENDENHALL

By:
President

By:
Secretary

CERTIFICATE OF MERGER
OF
DANIEL, MANN, JOHNSON & MENDENHALL
A California Corporation

ALBERT A. DORMAN and CHARLES L. CARLSON certify that:

1.                                      They are the duly elected and acting President and Secretary, respectively, of DANIEL, MANN, JOHNSON & MENDENHALL, a California corporation (“this Corporation”).

2.                                      This Certificate is attached to the Merger Agreement (the “Merger Agreement”), dated as of March 27, 1984, between this Corporation and ATI PURCO, INC., a California corporation, providing for the merger of ATI PURCO, INC. with and into this Corporation.

3.                                      The Merger Agreement in the form attached hereto has been approved by the Board of Directors of this Corporation.

4.                                      The principal terms of the Merger Agreement in the form attached hereto were approved by this Corporation by the vote of a number of shares of each class which equaled or exceeded the vote required; such classes, the total number of outstanding shares of each class entitled to vote on the merger, and the percentage vote required of each class are as follows:

Class:  Common Stock - no other class.

Total number of outstanding shares entitled to vote:

361,403

Percentage vote required:                 a majority of the
outstanding shares
entitled to vote.

5.                                      In accordance with Section 1101.1 of the California Corporations Code, the Commissioner of Corporations has approved the terms and conditions of the merger described herein and the fairness of such terms and conditions pursuant to Section 25142 of the California Corporations Code.

Albert A. Dorman, President

Dated: May 1, 1984.

Charles L. Carlson, Secretary

The undersigned, ALBERT A. DORMAN and CHARLES L. CARLSON, the President and Secretary, respectively, of DANIEL, MANN, JOHNSON & MENDENHALL, a California corporation, each declares under penalty of perjury that the matters set forth in the foregoing Certificate are true of his own knowledge.

Executed at Los Angeles, California, on May 1, 1984.

Albert A. Dorman, President

Charles L. Carlson, Secretary

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CERTIFICATE OF MERGER

OF

ATI PURCO, INC.

A California Corporation

J. HUGH MURPHY and RICHARD E. NUGENT certify that:

1.                                      They are the duly elected and acting President and Secretary, respectively, of ATI PURCO, INC., a California corporation (“this Corporation”).

2.                                      This Certificate is attached to the Merger Agreement (the “Merger Agreement”), dated as of March 27, 1984, between Daniel, Mann, Johnson & Mendenhall, a California corporation (“DMJM”), and this Corporation, providing for the merger of this Corporation with and into DMJM.

3.                                      The Merger Agreement in the form attached hereto has been approved by the Board of Directors of this Corporation.

4.                                      The principal terms of the Merger Agreement in the form attached hereto were approved by this Corporation by the vote of a number of shares of each class which equaled or exceeded the vote required: such classes, the total number of outstanding shares of each class entitled to vote on the merger, and the percentage vote required of each class are as follows:

Class:  Common Stock - no other class.

Total number of outstanding shares entitled to vote:

361,403

Percentage vote required:                 a majority of the
outstanding shares
entitled to vote.

Dated:  May 1, 1984.

J. Hugh Murphy, President

Richard E. Nugent, Secretary

The undersigned, J. HUGH MURPHY and RICHARD E. NUGENT, the President and Secretary, respectively, of ATI PURCO, INC., a California corporation, each declares under penalty of perjury that the matters set forth in the foregoing Certificate are true of his own knowledge.

Executed at Los Angeles, California, on May 1, 1984.

J. Hugh Murphy

Richard E. Nugent

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CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

DANIEL, MANN, JOHNSON, & MENDENHALL

The undersigned certify that:

1.                                      They are the President and Secretary of the corporation.

2.                                      The name of the corporation is: DANIEL, MANN, JOHNSON, & MENDENHALL.

3.                                      Article I of the Articles of Incorporation of this corporation is amended to read as follows:  “1. The name of this corporation is: DMJMH+N, INC.”

4.                                      The foregoing amendment has been duly approved by the board of directors.

5.                                      The foregoing amendment was approved by the required vote of shareholders in accordance with California Corporations Code Section 902.

6.                                      The total number of outstanding shares of each class entitled to vote with respect to the amendment is 1,000.  The number of shares of each class voting in favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50%.

7.                                      This amendment is to be effective October 1, 2001.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  September 26, 2001

Charles R. Rendall, President

Debra Tilson Lambeck, Secretary

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

DMJMH+N, INC.

The undersigned certify that:

1.                                      They are the President and Secretary of the corporation.

2.                                      The name of the corporation is:  DMJMH+N, INC.

3.                                      Article I of the Articles of Incorporation of this corporation Is amended to read as follows:  “I.  The name of this corporation is: DMJM H&N, INC.”

4.                                      The foregoing amendment has been duly approved by the board of directors.

5.                                      The foregoing amendment was approved by the required vote of shareholders in accordance with California Corporation Code Section 902.

6.                                      The total number of outstanding shares of each class entitled to vote with respect to the amendment is 1,000.  The number of shares of each class voting in favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50%.

7.                                      This amendment is to be effective April 6, 2005.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  April, 1, 2005

Raymond A. Landy, President

Robyn L. Miller, Secretary

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

DMJM H&N, INC.

The undersigned certify that:

1.                                      They are the President and Secretary of the corporation.

2.                                      The name of the corporation is:  DMJM H&N, INC.

3.                                      Article I of the Articles of Incorporation of this corporation Is amended to read as follows:  “I.  The name of this corporation is: AECOM Services, Inc.”

4.                                      The foregoing amendment has been duly approved by the board of directors.

5.                                      The foregoing amendment was approved by the required vote of shareholders in accordance with California Corporation Code Section 902.

6.                                      The total number of outstanding shares of each class entitled to vote with respect to the amendment is 1,000.  The number of shares of each class voting in favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50%.

7.                                      This amendment is to be effective October 15, 2008.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  October 8, 2008

Ray Landy, President

Robyn L. Miller, Secretary

MERGER AGREEMENT

This Merger Agreement (this “Agreement”) is dated as of January 3, 2009, by and between SPILLIS, CANDELA & PARTNERS, INC., a Delaware corporation (the “Company”), and AECOM SERVICES, INC. California corporation (“Buyer”) and sole shareholder of the Company.

RECITALS

WHEREAS, the boards of directors of the Buyer and the Company have determined that it is in the best interests of their respective sole shareholder for the Company to merge with and into the Buyer, upon the terms and subject to the conditions of this Agreement (the “Merger”);

WHEREAS, the sole shareholders of each of the Buyer and the Company have approved the Merger;

WHEREAS, for federal income tax purposes, it is intended that the Merger constitute a reorganization under the provisions of Section 368 of the Internal revenue Code of 1986, as amended (the “Code”), and that each of the Buyer and the Company will be a “party to the reorganization” within the meaning of Section 368 of the Code; and

WHEREAS, the Buyer and the Company desire to make certain representations, warranties and agreements in connection with the Merger.

AGREEMENT

In consideration of the promises contained herein and intending to be legally bound the parties agree as follows:

ARTICLE I
DEFINITIONS/PURCHASE & SALE/CLOSING

1.1                               Definitions.

For all purposes of this Agreement, except as otherwise expressly provided,

(a)                                 the terms defined in this Article I have the meanings assigned to them in this Article 1 and include the plural as well as the singular;

(b)                                 all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles;

(c)                                  all references in this Agreement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

(d)                                 pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

(e)                                  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

As used in this Agreement and the schedules delivered pursuant to this Agreement, the following definitions shall apply.

“Action” means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

“Approval” means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

“Closing” means the consummation of the purchase and sale of the Stock under this Agreement.

“Common Stock” means the issued and outstanding common stock of the Company.

“Contract” means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

“Governmental Entity” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Law” means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

“Order” means any decree, injunction, judgment, order, ruling, assessment or writ.

“Permit” means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to he issued by any Governmental Entity.

“Person” means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

“Stock” means all of the outstanding capital stock of the Company.

1.2                               The Merger.

Upon the terms and subject to the conditions of this Agreement, the Company shall be merged with and into the Buyer with the Buyer being the surviving corporation.  The Merger will be effective (the “Effective Time”) as prescribed by law.

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The certificate of incorporation of the Buyer shall be the certificate of incorporation of the surviving corporation.

1.3                               Transfer of Stock.

Subject to the terms and conditions of this Agreement, the Company agrees to sell and transfer all of the outstanding Stock on its books at the Closing.

1.4                               Purchase Price.

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase and acquire 100% of the Stock for the sum of $1.00.

1.5                               The Closing.

The Closing will take place at the time and place as agreed to by the parties, effective as of the Effective Time.

1.6                               Service of Process.

The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of Delaware, as well as for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such suit or proceeding.  The Secretary of State shall mail any such process to the surviving corporation at 515 South Flower Street, Los Angeles, California 90071.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and agrees as follows:

2.1                               Organization and Related Matters.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where the failure to so qualify would not have a material adverse effect on the financial position or results of operations of the Company.

2.2                               Due Authorization.

The Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Company of this Agreement have been duly and validly approved by all necessary corporate

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or other applicable action and no other actions or proceedings on the part of the Company are necessary to authorize this Agreement and transactions contemplated hereby.  No consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other entity or person (including without limitation, its shareholders) is required to be made, obtained, or given by the Company in connection with the execution, delivery, and performance of this Agreement.  The Company has duly and validly executed and delivered this Agreement.  This Agreement constitutes the Legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

2.3                               Conflicts and Consents.

The execution and delivery of this Agreement and the performance by the Company under this Agreement, do not and will not conflict with or result in a breach of (with or without the passage of time or notice or both) the terms of any of the Company’s constituent documents, any judgment, order or decree of any governmental authority binding on the Company, and, to the best of the Company’s knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority.  The execution, delivery and performance by the Company under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound.

2.4                               Litigation.

Except as has been previously disclosed to the Buyer, there are no actions, suits, labor disputes or other litigation, proceedings or governmental investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, or any officers, directors, employees or the stockholders thereof in their capacity as such, or any of the properties or businesses thereof, that relate to the transactions contemplated by this Agreement and (ii) the Company is not subject to any order, judgment, decree, stipulation or consent of or with any court, governmental body or agency which has, or in the reasonable judgment of the Company may have, a material adverse effect on the Merger.

2.5                               Ownership.

(a)                                 All of the outstanding shares of the Company common stock have been duly authorized and validly issued, fully paid and non-assessable.  All outstanding shares of Company Stock have been issued and granted in compliance with applicable securities law and other requirements of Law.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents, warrants and agrees as follows:

3.1                               Organization and Related Matters.

Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted.  Buyer has the necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party.

3.2                               Due Authorization.

The execution, delivery and performance of this Agreement and any related agreements by Buyer have been duly and validly authorized by the Board of Directors of Buyer and by all other necessary corporate action on the part of Buyer.  This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors’ rights generally.

3.3                               No Conflicts; No Violation.

The execution, delivery and performance of this Agreement and any related agreements by Buyer will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of any act or event or otherwise under the charter documents or bylaws of Buyer.

ARTICLE IV
CONDITIONS OF PURCHASE

4.1                               General Conditions.

The obligations of the parties to effect the Closing shall be subject to the following conditions:

(a)                                 No Orders., Legal Proceedings.  No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or, to the Company’s Knowledge, have been threatened and remain so by any Governmental Entity at what would otherwise be the Effective Time, which prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement No Governmental Entity shall have notified any party to this Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

(b)                                 Approvals.  To the extent required by applicable Law, all Permits and Approvals required to be obtained from any Governmental Entity shall have been received or obtained on or prior to the Effective Time.

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4.2                               Conditions to Obligations of Buyer.

The obligations of Buyer to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by Buyer:

(a)                                 Representations and Warranties and Covenants of the Company.  The representations and warranties of the Company herein contained shall be true in all material respects at the Effective Time with the same effect as though made at such time.  The Company shall have in all material respects performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

(b)                                 Consents.  The Company shall have obtained and provided to Buyer all required Approvals and Permits, and Buyer shall have obtained all Approvals and Permits required by law.

(c)                                  Merger.  The Merger shall have become effective under applicable Law.

ARTICLE V
GENERAL

5.1                               Amendments; Waivers.

This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties.  No waiver of any provision nor consent to any exception to the tams of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

5.2                               Governing Law.

This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, including but not limited to the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this Agreement, shall be governed by and construed in accordance with the laws of the State of California.

5.3                               No Assignment.

Neither this Agreement nor any rights or obligations under it are assignable without the prior written consent of the other party, which consent shall not he unreasonably withheld, conditioned or delayed.

5.4                               Headings.

The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

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5.5                               Counterparts.

This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts.  All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

5.6                               Confidentiality.

All information disclosed by any party (or its representatives) whether before or after the date hereof, in connection with the transactions contemplated by, or the discussions and negotiations preceding, this Agreement to any other party (or its representatives) shall be kept confidential by such other party and its representatives and shall not be used by any such Persons other than as contemplated by this Agreement, except to the extent that such information (i) is or hereafter becomes lawfully obtainable from other sources, (ii) is necessary or appropriate to disclose to a Governmental Entity having jurisdiction over the parties, (iii) is necessary to disclose as may otherwise be required by law or (iv) is waived in writing by the other party.

5.7                               Parties in Interest.

This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.  Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party to this Agreement.

5.8                               Notices.

Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by facsimile or (c) mailed, postage prepaid, receipt requested to such address or to such other person as a party shall have designated by such notice to the other parties.  Each such notice or other communication shall be effective (i) if given by facsimile, when transmitted to the applicable number and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

5.9                               Reserved.

5.10                        Remedies; Waiver.

To the extent permitted by Law, all rights and remedies existing under this Agreement are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law.  No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other tight.

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5.11                        Arbitration.

(a)                                 In the event the parties to this Agreement are unable to resolve a disputed claim or claims, any of the parties may request arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration will not be commenced until such amount is ascertained or all parties agree to arbitration; and in ‘either such event the matter will be settled by arbitration conducted by three arbitrators.  Buyer and the Company will each select one arbitrator, and the two arbitrators so selected will select a third arbitrator.  The arbitrators will set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute.  The arbitrators will rule upon motions to compel or limit discovery and will have the authority to impose sanctions, including attorneys’ fees and costs, to the extent as a court of competent law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.  The decision of a majority of the three arbitrators as to the validity and amount of any claim will be binding and conclusive upon the parties to this Agreement.  Such decision will be written and will be supported by written findings of fact and conclusions which will set forth the award, judgment, decree or order awarded by the arbitrators.

(b)                                 Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction.  Any such arbitration will be held in Los Angeles, California under the Commercial Arbitration Rules then in effect of JAMS/ENDISPUTE.

5.12                        Attorney’s Fees.

In the event of any Action by any party arising under or out of; in connection with or in respect of, including in arbitration or any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings, the prevailing party shall be entitled to reasonable attorney’s fees, costs and expenses incurred in such Action.  Attorney’s fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item.  The preceding parties intend that the sentence be severable from the other provisions of this Agreement, survive any judgment and, to the maximum extent permitted by law, not be deemed merged into such judgment.

5.13                        Severability.

If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.  In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof.  To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

SPILLIS, CANDELA & PARTNERS, INC.,
a Delaware corporation

By:	s/Jesus
Name:	Jesus
Title:	Vice President

BUYER:

AECOM SERVICES, INC.
a California corporation

By:	s/Raymond A. Landy
Name:	Raymond A. Landy
Title:	President

S-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

SPILLIS, CANDELA & PARTNERS, INC.,
a Delaware corporation

By:	s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

BUYER:

AECOM SERVICES, INC.
a California corporation

By:	s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

S-2

OFFICERS’ CERTIFICATE

We, Ray A. Landy and Robyn L. Miller certify that:

1.                                      We are the President and Corporate Secretary of SPILLIS, CANDELA & PARTNERS, INC., a corporation duly organized and existing under the laws of the state of Delaware.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	1,000

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Ray A. Landy
Name:	Ray A. Landy
Title:	President

s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

OFFICERS’ CERTIFICATE

We, Ray A. Landy and Robyn L. Miller certify that:

1.                                      We are the President and Corporate Secretary of SPILLIS, CANDELA & PARTNERS, INC., a corporation duly organized and existing under the laws of the state of Delaware.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	1,000

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Ray A. Landy
Name:	Ray A. Landy
Title:	President

s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

MERGER AGREEMENT

This Merger Agreement (this “Agreement”) is dated as of January 3, 2009, by and among AECOM SERVICES, INC., a California corporation (the “Buyer”), HAYES, SEAY, MATTERN & MATTERN, INC., a Virginia corporation (the “Company”), and AECOM TECHNOLOGY CORPORATION, a Delaware corporation (“Parent”) and sole shareholder of each of the Buyer and the Company.

RECITALS

WHEREAS, the boards of directors of the Buyer and the Company have determined that it is in the best interests of their respective sole shareholder for the Company to merge with and into the Buyer, upon the terms and subject to the conditions of this Agreement (the “Merger”);

WHEREAS, the sole shareholder of each of the Buyer and the Company has unanimously approved the Merger;

WHEREAS, for federal income tax purposes, it is intended that the Merger constitute a reorganization under the provisions of Section 368 of the Internal revenue Code of 1986, as amended (the “Code”), and that each of the Buyer and the Company will be a “party to the reorganization” within the meaning of Section 368 of the Code; and

WHEREAS, the Buyer and the Company desire to make certain representations, warranties and agreements in connection with the Merger.

AGREEMENT

In consideration of the promises contained herein and intending to be legally hound the parties agree as follows:

ARTICLE I
DEFINITIONS/PURCHASE & SALE/CLOSING

1.1          Definitions.

For all purposes of this Agreement, except as otherwise expressly provided,

(a)           the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

(b)           all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles;

(c)           all references in this Agreement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

(d)           pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

(e)           the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

As used in this Agreement and the schedules delivered pursuant to this Agreement, the following definitions shall apply.

“Action” means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

“Approval” means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

“Closing” means the consummation of the purchase and sale of the Stock under this Agreement.

“Common Stock” means the issued and outstanding common stock of the Company.

“Contract” means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

“Governmental Entity” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Law” means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

“Order” means any decree,, injunction, judgment, order, ruling, assessment or writ.

“Permit” means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

“Person” means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

“Stock” means all of the outstanding capital stock of the Company.

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1.2          The Merger.

Upon the terms and subject to the conditions of this Agreement, the Company shall be merged with and into the Buyer with the Buyer being the surviving corporation.  The Merger will be effective (the “Effective Time”) as prescribed by law.

1.3          Transfer of Stock.

Subject to the terms and conditions of this Agreement, the Parent agrees to sell all of the outstanding Stock and deliver the certificates evidencing the Stock to Buyer at the Closing.

1.4          Purchase Price.

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase and acquire 100% of the Stock from the Parent for the sum of $1.00.

1.5          The Closing.

The Closing will take place at the time and place as agreed to by the parties, effective as of the Effective Time.

ARTICLE 11
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PARENT

The Company and Parent represent, warrant and agree as follows:

2.1          Organization and Related Mutter.

The Company and the Parent are each a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where the failure to so qualify would not have a material adverse effect on the financial position or results of operations of the Company.

2.2          Due Authorization.

The Company and Parent each have Cull power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Company and Parent of this Agreement have been duly and validly approved by all necessary corporate or other applicable action and no other actions or proceedings on the part of the Company or Parent are necessary to authorize this Agreement and transactions contemplated hereby.  No consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other entity or person (including without limitation, its shareholders) is required to be made, obtained, or given by the Company or Parent in connection with the execution, delivery, and performance of this Agreement.  The Company and Parent each have duly and validly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligation of the Company and Parent, enforceable against the Company and Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium,

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reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

2.3          Conflicts and Consents.

The execution and delivery of this Agreement and the performance by the Company and Parent under this Agreement, do not and will not conflict with or result in a breach of (with or without the passage of time or notice or both) the terms of any of the Company’s or Parent’s constituent documents, any judgment, order or decree of any governmental authority binding on the Company, and, to the best of the Company’s and Parent’s knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority.  The execution, delivery and performance by the Company and Parent under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Parent is a party or by which the Company or Parent is bound.

2.4          Litigation.

Except as has been previously disclosed to the Buyer, there are no actions, suits, labor disputes or other litigation, proceedings or governmental investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, or any officers, directors, employees or the stockholders thereof in their capacity as such, or any of the properties or businesses thereof, that relate to the transactions contemplated by this Agreement and (ii) the Company is not subject to any order, judgment, decree, stipulation or consent of or with any court, governmental body or agency which has, or in the reasonable judgment of the Company may have, a material adverse effect on the Merger.

2.5          Ownership.

(a)           All of the outstanding shares of the Company common stock have been duly authorized and validly issued, fully paid and non-assessable.  All outstanding shares of Company Stock have been issued and granted in compliance with applicable securities law and other requirements of Law.

(b)           The Parent has good and marketable title to, and sole record and beneficial ownership of, the shares of the Stock which are to be transferred to Buyer pursuant hereto, free and clear of any and all covenants, conditions, marital property rights or other Encumbrances.

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ARTICLE

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents, warrants and agrees as follows:

3.1          Organization and Related Matters.

Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted.  Buyer has the necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party.

3.2          Due Authorization.

The execution, delivery and performance of this Agreement and any related agreements by Buyer have been duly and validly authorized by the Board of Directors of Buyer and by all other necessary corporate action on the part of Buyer.  Buyer certifies that its participation in the Merger was duly authorized as required by the law of California.  This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors’ rights generally.

3.3          No Conflicts: No Violation.

The execution, delivery and performance of this Agreement and any related agreements by Buyer will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of any act or event or otherwise under the charter documents or bylaws of Buyer.

ARTICLE IV
CONDITIONS OF PURCHASE

4.1          General Conditions.

The obligations of the parties to effect the Closing shall be subject to the following conditions:

(a)           No Orders; Legal Proceedings.  No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or, to the Company’s Knowledge, have been threatened and remain so by any Governmental Entity at what would otherwise be the Effective Time, which prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement.  No Governmental Entity shall have notified any party to this Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

(b)           Approvals.  To the extent required by applicable Law, all Permits and Approvals required to be obtained from any Governmental Entity shall have been received or obtained on or prior to the Effective Time.

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4.2          Conditions to Obligations of Buyer.

The obligations of Buyer to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by Buyer:

(a)           Representations and Warranties and Covenants of the Company and Parent.  The representations and warranties of the Company and Parent herein contained shall be true in all material respects at the Effective Time with the same effect as though made at such time.  The Company and Parent shall have in all material respects performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and Parent shall have delivered to Buyer Stock certificates representing all shares of Stock to be sold pursuant to this Agreement.

(b)           Consents.  The Company shall have obtained and provided to Buyer all required Approvals and Permits, and Buyer shall have obtained all Approvals and Permits required by law.

(c)           Merger.  The Merger shall have become effective under applicable Law.

ARTICLE V
GENERAL

5.1          Amendments; Waivers.

This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties.  No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be hound and then only to the specific purpose, extent and instance so provided.

5.2          Governing Law.

This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, including but not limited to the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this Agreement, shall be governed by and construed in accordance with the laws of the State of California.

5.3          No Assignment.

Neither this Agreement nor any rights or obligations under it are assignable without the prior written consent of the other party, which consent shalt not be unreasonably withheld, conditioned or delayed.

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5.4          Headings.

The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

5.5          Counterparts.

This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts.  All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

5.6          Confidentiality.

All information disclosed by any party (or its representatives) whether before or after the date hereof, in connection with the transactions contemplated by, or the discussions and negotiations preceding, this Agreement to any other party (or its representatives) shall he kept confidential by such other party and its representatives and shall not be used by any such Persons other than as contemplated by this Agreement, except to the extent that such information (i) is or hereafter becomes lawfully obtainable from other sources, (ii) is necessary or appropriate to disclose to a Governmental Entity having jurisdiction over the parties, (iii) is necessary to disclose as may otherwise be required by law or (iv) is waived in writing by the other party.

5.7          Parties in Interest.

This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.  Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party to this Agreement.

5.8          Notices.

Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by facsimile or (c) mailed, postage prepaid, receipt requested to such address or to such other person as a party shall have designated by such notice to the other parties.  Each such notice or other communication shall he effective (i) if given by facsimile, when transmitted to the applicable number and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

5.9          Reserved.

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5.10        Remedies; Waiver.

To the extent permitted by Law, all rights and remedies existing under this Agreement are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law.  No failure on the part of any party to exercise or delay in exercising any right hereunder shall he deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

5.11        Arbitration.

(a)           In the event the parties to this Agreement are unable to resolve a disputed claim or claims, any of the parties may request arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration will not he commenced until such amount is ascertained or all parties agree to arbitration; and in either such event the matter will be settled by arbitration conducted by three arbitrators.  Buyer and the Company will each select one arbitrator, and the two arbitrators so selected will select a third arbitrator.  The arbitrators will set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute.  The arbitrators will rule upon motions to compel or limit discovery and wilt have the authority to impose sanctions, including attorneys’ fees and costs, to the extent as a court of competent law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.  The decision of a majority of the three arbitrators as to the validity and amount of any claim will be binding and conclusive upon the parties to this Agreement.  Such decision will be written and will be supported by written findings of fact and conclusions which will set forth the award, judgment, decree or order awarded by the arbitrators.

(b)           Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction.  Any such arbitration will be held in Los Angeles, California under the Commercial Arbitration Rules then in effect of JAMS/ENDISPUTE.

5.12        Attorney’s Fees.

In the event of any Action by any party arising under or out of, in connection with or in respect of, including in arbitration or any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings, the prevailing party shall he entitled to reasonable attorney’s fees, costs and expenses incurred in such Action, Attorney’s fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item.  The preceding parties intend that the sentence he severable from the other provisions of this Agreement, survive any judgment and, to the maximum extent permitted by law, not be deemed merged into such judgment.

5.13        Severability.

If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all patties remain valid, binding and enforceable.  In event of any such

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determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof.  To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

HAYES, SEAY, MATTERN & MATTERN, INC.,
a Virginia corporation

By:	s/ Cecil G. Doyle
Name:	Cecil G. Doyle
Title:	President

BUYER:

AECOM SERVICES, INC. a California corporation

By:	s/Raymond Landy
Name:	Raymond Landy
Title:	President

PARENT:

AECOM TECHNOLOGY CORPORATION,
a Delaware corporation

By:	/s Eric Chen
Name:	Eric Chen
Title:	Senior Vice President, Finance and
General Counsel

S-1

COMPANY:

HAYES, SEAY, MATTERN & MATTERN, INC.,
a Virginia corporation

By:	/s Steve Garrett
Name:	C. Steve Garrett
Title:	Senior Vice President/Secretary

BUYER:

AECOM SERVICES, INC. a California corporation

By:	s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

PARENT:

AECOM TECHNOLOGY CORPORATION,
a Delaware corporation

By:	/s
Name:
Title:	VP, Taxes and Assistant Treasurer

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OFFICERS’ CERTIFICATE

We, Cecil G. Doyle and C. Steve Garrett certify that:

1.                                      We are the President and Secretary of HAYES, SEAY, MATTERN & MATTERN, INC., a corporation duly organized and existing under the laws of the state of Virginia.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	1,778,000

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Cecil G. Doyle
Name:	Cecil G. Doyle
Title:	President

s/C. Steve Garrett
Name:	C. Steve Garrett
Title:	Senior Vice President,
Secretary

OFFICERS’ CERTIFICATE

We, Ray A. Landy and Robyn L. Miller certify that:

1.                                      We are the President and Corporate Secretary of AECOM SERVICES, INC., a corporation duly organized and existing under the laws of the state of California.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	1,000

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Ray A. Landy
Name:	Ray A. Landy
Title:	President

s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

MERGER AGREEMENT

This Merger Agreement (this “Agreement”) is dated as of January 3, 2009, by and among AECOM SERVICES, INC., a California corporation (the “Buyer”), CTA COMMUNICATIONS, INC., a Virginia corporation (the “Company”), and HAYES, SEAY, MATTERN & MATTERN, INC., a Virginia corporation (“Parent”) and sole shareholder of the Company.

RECITALS

WHEREAS, the boards of directors of the Buyer and the Company have determined that it is in the best interests of their respective sole shareholder for the Company to merge with and into the Buyer, upon the terms and subject to the conditions of this Agreement (the “Merger”);

WHEREAS, the sole shareholders of each of the Buyer and the Company unanimously have approved the Merger;

WHEREAS, for federal income tax purposes, it is intended that the Merger constitute a reorganization under the provisions of Section 368 of the Internal revenue Code of 1986, as amended (the “Code”), and that each of the Buyer and the Company will be a “party to the reorganization” within the meaning of Section 368 of the Code; and WHEREAS, the Buyer and the Company desire to make certain representations, warranties and agreements in connection with the Merger.

AGREEMENT

In consideration of the promises contained herein and intending to be legally bound the parties agree as follows..

ARTICLE I
DEFINITIONS/PURCHASE & SALE/CLOSING

1.1                               Definitions.

For all purposes of this Agreement, except as otherwise expressly provided,

(a)                                 the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural us well as the singular;

(b)                                 all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles;

(c)                                  all references in this Agreement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

(d)                                 pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

(e)                                  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

As used in this Agreement and the schedules delivered pursuant to this Agreement, the following definitions shall apply.

“Action” means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

“Approval” means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

“Closing” means the consummation of the purchase and sale of the Stock under this Agreement.

“Common Stock” means the issued and outstanding common stock of the Company.

“Contract” means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

“Governmental Entity” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Law” means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

“Order” means any decree, injunction, judgment, order, ruling, assessment or

“Permit” means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

“Person” means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

“Stock” means all of the outstanding capital stock of the Company.

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1.2                               The Merger.

Upon the terms and subject to the conditions of this Agreement, the Company shall be merged with and into the Buyer with the Buyer being the surviving corporation.  The Merger will be effective (the “Effective Time”) as prescribed by law.

1.3                               Transfer of Stock.

Subject to the terms and conditions of this Agreement, the Parent agrees to sell all of the outstanding Stock and deliver the certificates evidencing the Stock to Buyer at the Closing.

1.4                               Purchase Price.

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase and acquire 100% of the Stock from the Parent for the sum of $1.00.

1.5                               The Closing.

The Closing will take place at the time and place as agreed to by the parties, effective as of the Effective Time.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PARENT

The Company and Parent represent, warrant and agree as follows:

2.1                               Organization and Related Matters.

The Company and the Parent are each a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where the failure to so qualify would not have a material adverse effect on the financial position or results of operations of the Company.

2.2                               Due Authorization.

The Company and Parent each have full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Company and Parent of this Agreement have been duly and validly approved by all necessary corporate or other applicable action and no other actions or proceedings on the part of the Company or Parent are necessary to authorize this Agreement and transactions contemplated hereby.  No consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other entity or person (including without limitation, its shareholders) is required to be made, obtained, or given by the Company or Parent in connection with the execution, delivery, and performance of this Agreement.  The Company and Parent each have duly and validly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligation of the Company and Parent, enforceable against the Company and Parent in accordance with its terms, except as

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such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

2.3                               Conflicts and Consents.

The execution and delivery of this Agreement and the performance by the Company and Parent under this Agreement, do not and will not conflict with or result in a breach or (with or without the passage of time or notice or both) the terms of any of the Company’s or Parent’s constituent documents, any judgment, order or decree of any governmental authority binding on the Company, and, to the best of the Company’s and Parent’s knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority.  The execution, delivery and performance by the Company and Parent under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Parent is a party or by which the Company or Parent is bound,

2.4                               Litigation.

Except as has been previously disclosed to the Buyer, there are no actions, suits, labor disputes or other litigation, proceedings or governmental investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, or any officers, directors, employees or the stockholders thereof in their capacity as such, or any of the properties or businesses thereof, that relate to the transactions contemplated by this Agreement and (ii) the Company is not subject to any order, judgment, decree, stipulation or consent of or with any court, governmental body or agency which has, or in the reasonable judgment of the Company may have, a material adverse effect on the Merger.

2.5                               Ownership.

(a)                                 All of the outstanding shares of the Company common stock have been duly authorized and validly issued, fully paid and non-assessable.  All outstanding shares of Company Stock have been issued and granted in compliance with applicable securities law and other requirements of Law,

(b)                                 The Parent has good and marketable title to, and sole record and beneficial ownership of, the shares of the Stock which are to be transferred to Buyer pursuant hereto, free and clear of any and all covenants, conditions, marital property rights or other Encumbrances.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents, warrants and agrees as follows:

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3.1                               Organization and Related Matters.

Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted.  Buyer has the necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party.

3.2                               Due Authorization.

The execution, delivery and performance of this Agreement and any related agreements by Buyer have been duly and validly authorized by the Board of Directors of Buyer and by all other necessary corporate action on the part of Buyer.  Buyer certifies that its participation in the Merger was duly authorized as required by the law of California.  This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors’ rights generally.

3.3                               No Conflicts; No Violation.

The execution, delivery and performance of this Agreement and any related agreements by Buyer will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of any act or event or otherwise under the charter documents or bylaws of Buyer.

ARTICLE IV
CONDITIONS OF PURCHASE

4.1                               General Conditions.

The obligations of the parties to effect the Closing shall be subject to the following conditions:

(a)                                 No Orders: Legal Proceedings.  No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or, to the Company’s Knowledge, have been threatened and remain so by any Governmental Entity at what would otherwise be the Effective Time, which prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement.  No Governmental Entity shall have notified any party to this Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

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(b)                                 Approvals.  To the extent required by applicable Law, all Permits and Approvals required to be obtained from any Governmental Entity shall have been received or obtained on or prior to the Effective Time.

4.2                               Conditions to Obligations of Buyer.

The obligations of Buyer to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by Buyer:

(a)                                 Representations and Warranties and Covenants of the company and Parent.  The representations and warranties of the Company and Parent herein contained shall be true in all material respects at the Effective Time with the same effect as though made at such time.  The Company and Parent shall have in all material respects performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and Parent shall have delivered to Buyer Stock certificates representing all shares of Stock to be sold pursuant to this Agreement.

(b)                                 Consents.  The Company shall have obtained and provided to Buyer all required Approvals and Permits, and Buyer shall have obtained all Approvals and Permits required by law.

(c)                                  Merger.  The Merger shall have become effective under applicable Law.

ARTICLE V
GENERAL

5.1                               Amendments; Waivers.

This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties.  No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

5.2                               Governing Law.

This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, including but not limited to the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this Agreement, shall be governed by and construed in accordance with the laws of the State of California.

5.3                               No Assignment.

Neither this Agreement nor any rights or obligations under it are assignable without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

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5.4                               Headings.

The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

5.5                               Counterparts.

This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts.  All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

5.6                               Confidentiality.

All information disclosed by any party (or its representatives) whether before or after the date hereof, in connection with the transactions contemplated by, or the discussions and negotiations preceding, this Agreement to any other party (or its representatives) shall be kept confidential by such other party and its representatives and shall not be used by any such Persons other than as contemplated by this Agreement, except to the extent that such information (i) is or hereafter becomes lawfully obtainable from other sources, (ii) is necessary or appropriate to disclose to a Governmental Entity having jurisdiction over the parties, (iii) is necessary to disclose as may otherwise be required by law or (iv) is waived in writing by the other party.

5.7                               Parties in Interest.

This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.  Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party to this Agreement.

5.8                               Notices.

Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by facsimile or (c) mailed, postage prepaid, receipt requested to such address or to such other person as a party shall have designated by such notice to the other parties.  Each such notice or other communication shall be effective (i) if given by facsimile, when transmitted to the applicable number and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

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5.9                               Reserved.

5.10                        Remedies; Waiver.

To the extent permitted by Law, all rights and remedies existing under this Agreement are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law.  No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

5.11                        Arbitration.

(a)                                 In the event the parties to this Agreement are unable to resolve a disputed claim or claims, any of the parties may request arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration will not be commenced until such amount is ascertained or all parties agree to arbitration; and in either such event the matter will be settled by arbitration conducted by three arbitrators.  Buyer and the Company will each select one arbitrator, and the two arbitrators so selected will select a third arbitrator.  The arbitrators will set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute.  The arbitrators will rule upon motions to compel or limit discovery and will have the authority to impose sanctions, including attorneys’ fees and costs, to the extent as a court of competent law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.  The decision of a majority of the three arbitrators as to the validity and amount of any claim will be binding and conclusive upon the parties to this Agreement.  Such decision will be written and will be supported by written findings of fact and conclusions which will set forth the award, judgment, decree or order awarded by the arbitrators.

(b)                                 Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction.  Any such arbitration will be held in Los Angeles, California under the Commercial Arbitration Rules then in effect of JAMS/ENDISPUTE.

5.12                        Attorney’s Fees.

In the event of any Action by any party arising under or out of, in connection with or in respect of, including in arbitration or any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings, the prevailing party shall be entitled to reasonable attorney’s fees, costs and expenses incurred in such Action.  Attorney’s fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item.  The preceding parties intend that the sentence be severable from the ether provisions of this Agreement, survive any judgment and, to the maximum extent permitted by law, not be deemed merged into such judgment.

5.13                        Severability.

If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect; provided that the essential terms and conditions of

8

this Agreement for all parties remain valid, binding and enforceable.  In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof.  To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

[Remainder of Page Left Intentionally Blank]

9

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

CTA COMMUNICATIONS, INC., a Virginia corporation

By:	/s Cheryl S. Giggetts
Name:	Cheryl S. Giggetts
Title:	President

BUYER:

AECOM SERVICES, INC. a California corporation

By:	s/Ray A. Landy
Name:	Ray A. Landy
Title:	President

PARENT:

HAYES, SEAY, MATTERN & MATTERN, INC.,
a Virginia corporation

By:	s/Cecil G. Doyle
Name:	Cecil G. Doyle
Title:	President

S-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

CTA COMMUNICATIONS, INC., a Virginia corporation

By:	s/Kenneth A. Ballard
Name:	Kenneth A. Ballard
Title:	Vice President, Secretary - Treasurer

BUYER:

AECOM SERVICES, INC. a California corporation

By:	s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

PARENT:

HAYES, SEAY, MATTERN & MATTERN, INC.,
a Virginia corporation

By:	s/Stephen P. Clinton
Name:	Stephen P. Clinton
Title:	Ex Vice President

S-2

OFFICERS’ CERTIFICATE

We, Cheryl S. Giggetts and Kenneth A. Ballard certify that:

1.                                      We are the President and Vice President/Secretary — Treasurer of CTA COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the Commonwealth of Virginia.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	86,500

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Cheryl S. Giggetts
Name:	Cheryl S. Giggetts
Title:	President

s/Kenneth A. Ballard
Name:	Kenneth A. Ballard
Title:	Vice President, Secretary - Treasurer

OFFICERS’ CERTIFICATE

We, Ray A. Landy and Robyn L. Miller certify that:

1.                                      We are the President and Corporate Secretary of AECOM SERVICES, INC., a corporation duly organized and existing under the laws of the state of California.

2.                                      The total number of outstanding shares of each class of the corporation entitled to vote on the merger is as follows:

Class	Total No. of Shares Entitled to Vote

Common	1,000

3.                                      The principal terms of the agreement of merger in the form attached were approved by the sole shareholder of this corporation by a vote of 100% of the shares of the corporation.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:  February 23, 2009

s/Ray A. Landy
Name:	Ray A. Landy
Title:	President

s/Robyn L. Miller
Name:	Robyn L. Miller
Title:	Corporate Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

HOLMES & NARVER CONSTRUCTORS, INC.,

(a Delaware corporation)

AND

HOLMES AND NARVER TECHNICAL SERVICES, INC.,

(a California corporation)

INTO

AECOM SERVICES, INC.

(a California corporation)

(Pursuant to California Corporation Code Section ! HO and Section 253 of the Delaware General Corporation Law)

Randy Castro and Kevin James Stubblebine certify that:

1.                                      They are the President and Assistant Secretary, respectively, of AECOM Services, Inc„ a corporation organized and existing under the laws of the State of California (the “Company”).

2.                                      The Company is the owner of one hundred percent (100%) of the outstanding shares of each class of capital stock of both Holmes & Narver Constructors, Inc., a corporation organized and existing under the laws of the State of Delaware, and Holmes & Narver Technical Services, Inc., a corporation organized and existing under the laws of the State of California; both of which are collectively known as the “Subsidiaries”).

3.                                      The Company, by the following resolutions adopted on September 30, 2015 by the Board of Directors of the Company, hereby merges the Subsidiaries into the Company, with the Company as the surviving corporation (the “Mergers”):

“Approval of Short Form Merger

WHEREAS, the Company is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of each class of stock of Holmes & Narver Constructors, Inc., a Delaware corporation;

WHEREAS, the Company is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of each class of stock of Holmes & Narver Technical Services, Inc., a California corporation;

WHEREAS, Holmes & Narver Constructors, Inc. and Holmes & Narver Technical Services, Inc. are collectively known as the “Subsidiaries”;

WHEREAS, it is deemed to be advisable and in the best interests of the Company and its stockholders that the Company consolidate its operations by merging the Subsidiaries with and into the Company (the “Mergers”);

WHEREAS, California Corporations Code Section 1110 (the “CCC”) and Section /53 of the Delaware General Corporation Law (the “DCCL”) provide that if a parent corporation owns at least ninety percent (90%) of the outstanding shares of each class of stock of a subsidiary corporation, such subsidiary corporation may be merged with and into the parent upon, among other things, the adoption of an appropriate resolution by the Board of Directors of the parent corporation and the filing of a Certificate of Ownership and Merger with the California Secretary of State and the Delaware Secretary of State; and WHEREAS, the Company intends that the Mergers qualify as tax-free statutory mergers under Section 368(a)(1)(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, IT BE RESOLVED, that the Mergers are approved and that, effective upon the filing of the Certificate of Ownership and Merger with the California and Delaware Secretaries of State, the Company shall merge the Subsidiaries with and into itself and assume all obligations of the Subsidiaries pursuant to Section 1110 of the CCC and Section 253 of the DGCL;

RESOLVED FURTHER, that upon the Mergers becoming effective, all issued and outstanding shares of each class of stock of the Subsidiaries are cancelled;

RESOLVED FURTHER, that the Certificate of Incorporation and Bylaws of the Company shall not be amended and shall remain the Certificate of Incorporation and Bylaws of the surviving corporation;

RESOLVED FURTHER, that the officers of the Company, and any of them, are each hereby authorized and directed to execute all documents, agreements and other instruments and to take such actions and perform such acts as they may deem necessary or advisable to carry out and perform the purposes of these resolutions; and

RESOLVED FURTHER, that the Company shall cause to be executed and filed and/or recorded the Certificate of Ownership and Merger and all other documents prescribed by the laws of the State of California and the laws of the State of Delaware, and by the applicable laws of any other jurisdiction and will cause to be performed all necessary acts within California and Delaware and in any other applicable jurisdiction necessary and appropriate to effect the Mergers.

General Authority

RESOLVED, that any and all actions, whether previously or subsequently taken by the officers of the Company which are consistent with the intent and purposes of the foregoing resolutions, shall be and the same hereby are, in all respects, ratified, approved and confirmed; and

RESOLVED FURTHER, that the officers of the Company and such persons appointed to act on their behalf pursuant to the foregoing resolutions are hereby authorized and directed in the

2

name of the Company, and on its behalf, to execute any additional certificates, agreements, instruments or documents, or any amendments or supplements thereto, or to do or to cause to be done any and all other acts as they deem necessary, appropriate or in furtherance of the purposes of each of the foregoing resolutions and the transactions contemplated therein.”

4.                                      We further declare under penalty of perjury under the laws of the States of California and Delaware that the matters set forth in this certificate are true and correct of our own knowledge.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

3

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by its President and Assistant Secretary on this 30th day of September, 2015.

By:	s/Randy Castro
Name:	Randy Castro
Title:	President

By:
Name:	Kevin James Stubblebine
Title:	Secretary

[Signature Page to the Certificate of Ownership and Merger for AECOM Services, Inc.,
Holmes & Narver Constructors, Inc., and Holmes & Narver Technical Services, Inc.]

4

I hereby certify that the foregoing transcript of page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office. Date: FEB 16 2017 RO ALEX PADILLA, Secretary of State

State of California S 19 Secretary of State Statement of Information (Domestic Stock and Agricultural Cooperative Corporations) FEES (Filing and Disclosure): $25.00. If this is an amendment, see instructions. IMPORTANT – READ INSTRUCTIONS BEFORE COMPLETING THIS FORM 1. CORPORATE NAME AECOM Services, Inc. 2. CALIFORNIA CORPORATE NUMBER FILED Secretary of State State of California JUL 05 2016 31/N7/CC/28R - 7/12/16 This Space for Filing Use Only No Change Statement (Not applicable if agent address of record is a P.O. Box address. See instructions.) 3. If there have been any changes to the information contained in the last Statement of Information filed with the California Secretary of State, or no statement of information has been previously filed, this form must be completed in its entirety. If there has been no change in any of the information contained in the last Statement of Information filed with the California Secretary of State, check the box and proceed to Item 17. Complete Addresses for the Following (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.) 4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY STATE ZIP CODE 300 South Grand Avenue, 9th Floor Los Angeles CA 90071 5. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA, IF ANY CITY STATE ZIP CODE 300 South Grand Avenue, 9th Floor Los Angeles CA 90071 6. MAILING ADDRESS OF CORPORATION, IF DIFFERENT THAN ITEM 4 CITY STATE ZIP CODE Names and Complete Addresses of the Following Officers (The corporation must list these three officers. A comparable title for the specific officer may be added; however, the preprinted titles on this form must not be altered.) 7. CHIEF EXECUTIVE OFFICER/ ADDRESS CITY STATE ZIP CODE Randy Castro 300 South Grand Avenue, 9th Floor Los Angeles CA 90071 8. SECRETARY ADDRESS CITY STATE ZIP CODE Aren Fairchild 303 East Wacker Drive, Suite 1300 Chicago IL 60601 9. CHIEF FINANCIAL OFFICER/ ADDRESS CITY STATE ZIP CODE Dennis Deslatte 999 Town & Country Road Orange CA 92868 Names and Complete Addresses of All Directors, Including Directors Who are Also Officers (The corporation must have at least one director. Attach additional pages, if necessary.) 10. NAME ADDRESS CITY STATE ZIP CODE Randy Castro 300 South Grand Avenue, 9th Floor Los Angeles CA 90071 11. NAME ADDRESS CITY STATE ZIP CODE Chuck Malacarne 3101 Wilson Boulevard Arlington VA 12. NAME ADDRESS CITY STATE ZIP CODE John Spyhalski 10 S.Jefferson Street Roanoke VA 24011 13. NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY: Agent for Service of Process. If the agent is an individual, the agent must reside in California and Item 15 must be completed with a California street address, a P.O. Box address is not acceptable. If the agent is another corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and Item 15 must be left blank. 14. NAME OF AGENT FOR SERVICE OF PROCESS C T CORPORATION SYSTEM C0168406 15. STREET ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL CITY STATE CA ZIP CODE Type of Business 16. DESCRIBE THE TYPE OF BUSINESS OF THE CORPORATION Architecture, engineering and related consulting services. 17. BY SUBMITTING THIS STATEMENT OF INFORMATION TO THE CALIFORNIA SECRETARY OF STATE, THE CORPORATION CERTIFIES THE INFORMATION CONTAINED HEREIN, INCLUDING ANY ATTACHMENTS, IS TRUE AND CORRECT. 7/1/2016 Dennis Deslatte CFO &Treasurer DATE TYPE/PRINT NAME OF PERSON COMPLETING FORM TITLE SIGNATURE SI-200 (REV 01/2013) APPROVED BY SECRETARY OF STATE

State of California S Secretary of State Statement of Information (Domestic Stock and Agricultural Cooperative Corporations) FEES (Filing and Disclosure): $25.00. If this is an amendment, see instructions. IMPORTANT – READ INSTRUCTIONS BEFORE COMPLETING THIS FORM 1. CORPORATE NAME AECOM SERVICES, INC. 2. CALIFORNIA CORPORATE NUMBER FH96849 FILED In the office of the Secretary of State of the State of California JAN-07-2017 This Space for Filing Use Only No Change Statement (Not applicable if agent address of record is a P.O. Box address. See instructions.) 3. If there have been any changes to the information contained in the last Statement of Information filed with the California Secretary of State, or no statement of information has been previously filed, this form must be completed in its entirety. If there has been no change in any of the information contained in the last Statement of Information filed with the California Secretary of State, check the box and proceed to Item 17. Complete Addresses for the Following (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.) 4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY STATE ZIP CODE 300 SOUTH GRAND AVENUE, 9TH FLOOR, LOS ANGELES, CA 90071 5. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA, IF ANY CITY STATE ZIP CODE 6. MAILING ADDRESS OF CORPORATION, IF DIFFERENT THAN ITEM 4 CITY STATE ZIP CODE Names and Complete Addresses of the Following Officers (The corporation must list these three officers. A comparable title for the specific officer may be added; however, the preprinted titles on this form must not be altered.) 7. CHIEF EXECUTIVE OFFICER/ ADDRESS CITY STATE ZIP CODE RANDY CASTRO 300 SOUTH GRAND AVEUE, 9TH FLOOR, LOS ANGELES, CA 90071 8. SECRETARY ADDRESS CITY STATE ZIP CODE ANDREW DOPHEIDE 300 SOUTH GRAND AVENUE 9TH FLOOR, LOS ANGELES, CA 90071. CHIEF FINANCIAL OFFICER/ ADDRESS CITY STATE ZIP CODE DENNIS A. DESLATTE 300 SOUTH GRAND AVENUE 9TH FLOOR, LOS ANGELES, CA 90071 Names and Complete Addresses of All Directors, Including Directors Who are Also Officers (The corporation must have at least one director. Attach additional pages, if necessary.) 10. NAME ADDRESS CITY STATE ZIP CODE CHUCK MALACRNE 300 SOUTH GRAND AVENUE, 9TH FLOOR, LOS ANGELES, CA 90071 11. NAME ADDRESS CITY STATE ZIP CODE RANDY CASTRO 300 SOUTH GRAND AVENUE, 9TH FLOOR, LOS ANGELES, CA 90071 12. NAME ADDRESS CITY STATE ZIP CODE JOHN SPYHALSKI 300 SOUTH GRAND AVENUE 9TH FLOOR, LOS ANGELES, CA 90071 13. NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY: Agent for Service of Process If the agent is an individual, the agent must reside in California and Item 15 must be completed with a California street address, a P.O. Box address is not acceptable. If the agent is another corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and Item 15 must be left blank. 14. NAME OF AGENT FOR SERVICE OF PROCESS C T CORPORATION SYSTEM 15. STREET ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL CITY STATE ZIP CODE Type of Business 16. DESCRIBE THE TYPE OF BUSINESS OF THE CORPORATION ARCHITECTURE, ENGINEERING AND 17. BY SUBMITTING THIS STATEMENT OF INFORMATION TO THE CALIFORNIA SECRETARY OF STATE, THE CORPORATION CERTIFIES THE INFORMATION CONTAINED HEREIN, INCLUDING ANY ATTACHMENTS, IS TRUE AND CORRECT. 01/07/2017 KELLY LETTMANN POA DATE TYPE/PRINT NAME OF PERSON COMPLETING FORM TITLE SIGNATURE SI-200 (REV 01/2013) Page 1 of 2 APPROVED BY SECRETARY OF STATE

 State of California S Secretary of State Attachment to Statement of Information (Domestic Stock and Agricultural Cooperative Corporation) A. CORPORATE NAME AECOM SERVICE, INC. B CALIFORNIA CORPORATE NUMBER C090443 C. List of Additional Directors NAME ADDRESS CITY STATE ZIP CODE BRAIN SCOTT WATERS 300 SOUTH GRAND AVENUE 9TH FLOOR, LOS ANGELES, CA 90071 NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE NAME ADDRESS CITY STATE ZIP CODE Page 2 of 2 SI-200A (REV 01/2013)

State of California
Secretary of State

Attachment to Statement of Information

(Domestic Stock and Agricultural Cooperative Corporations)

S

FH96849

This Space for Filing Use Only

A. CORPORATE NAME

AECOM SERVICES, INC.

B. CALIFORNIA CORPORATE NUMBER C0390443

C. List of Additional Directors

I hereby certify that the foregoing transcript of 3 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office. Date: FEB 16 2017 RO ALEX PADILLA, Secretary of State